As filed with the Securities and Exchange Commission on April 23, 2009

File Nos. 333-61759, 811-08961

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 16	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 18	☒

(Check appropriate box or boxes)

TIAA-CREF Life Funds

(Exact Name of Registrant as Specified in Charter)

730 Third Avenue

New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 842-2733

Insurance Company’s Telephone Number, including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:

Stewart P. Greene, Esquire	Jeffrey S. Puretz, Esquire
TIAA-CREF Life Funds	Dechert LLP
730 Third Avenue	1775 I Street, N.W.
New York, New York 10017-3206	Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering:    As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☒	On May 1, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2009

TIAA-CREF LIFE FUNDS

■	Growth Equity Fund
■	Growth & Income Fund
■	International Equity Fund
■	Large-Cap Value Fund
■	Small-Cap Equity Fund
■	Stock Index Fund
■	Social Choice Equity Fund
■	Real Estate Securities Fund
■	Bond Fund
■	Money Market Fund

This prospectus (“Prospectus”) contains important information about the shares offered by the ten investment portfolios (each, a “Fund”) of the TIAA-CREF Life Funds (the “Trust”), which are available only through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Funds may be offered in the future in connection with variable insurance products issued by TIAA-CREF Life or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

Not all of the Funds listed above may be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of a particular Fund.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, although certain investments in the Money Market Fund are guaranteed by the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program imposes a number of restrictions and conditions and does not protect shares in the Fund acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date (for more information, see the discussion on the Money Market Fund within). An investor can lose money in any of the Funds, and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

The ten Funds offered by the Trust in this Prospectus are divided into several categories reflecting different investment management techniques. They are:

Active Equity Funds:

•	Growth Equity Fund

•	Growth & Income Fund

•	International Equity Fund

•	Large-Cap Value Fund

•	Small-Cap Equity Fund

Index Fund:

•	Stock Index Fund

Specialty Funds:

•	Social Choice Equity Fund

•	Real Estate Securities Fund

Fixed-Income and Money Market Funds:

•	Bond Fund

•	Money Market Fund

Not all of these Funds may be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of a particular Fund.

GENERAL INFORMATION ABOUT THE FUNDS

This Prospectus describes the Funds, each of which is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

As noted in the investment strategy descriptions below, the Funds have a policy of normally investing at least 80% of their assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of

TIAA-CREF Life Funds ■ Prospectus	3

securities implied by their names. However, this 80% policy does not apply to the use of the words “growth” or “value” in a Fund name. Shareholders will receive at least 60 days’ prior notice before changes are made to an 80% policy.

The term “equity securities” means an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of the 80% policy of the Funds with the term “equity” in their names, this term includes common stocks, preferred stocks, convertible securities, warrants, equity-linked derivatives and other securities which, by their terms, are convertible to common stock.

Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

Please see the Glossary toward the end of the Prospectus for certain defined terms used in the Prospectus.

Equity Funds

This Prospectus includes eight Funds (the “Equity Funds”) that invest primarily in equity securities. There are three subcategories of Equity Funds: Active Equity Funds, Index Funds and Specialty Equity Funds.

Principal Risks of Investing in the Equity Funds

In general, the value of equity securities fluctuates in response to the performance and financial condition of individual companies that issue them and in response to general market and economic conditions. Therefore, the value of an investment in any Fund that holds equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

An investment in an Equity Fund, or any Fund’s equity investments, is subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally

4	Prospectus ■ TIAA-CREF Life Funds

decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, a Fund may undergo extended periods of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and the financial condition of even large, well-established companies may deteriorate rapidly with little or no warning.

The Funds that make foreign investments, particularly the International Equity Fund, are subject to:

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors, such as the Funds, are subject to a variety of special restrictions in many such countries.

The Funds that are managed according to a growth or value investment style are subject to:

•

Style Risk—A Fund that uses either a growth investing or a value investing style is subject to the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When

TIAA-CREF Life Funds ■ Prospectus	5

this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios.

The Funds that are managed according to a growth investment style are subject to:

•

Growth Investing Risk—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The Funds that are managed according to a value investment style are subject to:

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or overpriced) when acquired and therefore do not perform as anticipated.

The Stock Index Fund and the Social Choice Equity Fund are subject to:

•

Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time. Although the Fund attempts to use the investment performance of its index as a baseline, the Fund may not duplicate the exact composition of its index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the Fund cannot guarantee that its performance will match its index for any period of time.

Because the Funds are managed by an investment adviser, they are subject to management risk:

The Funds that are managed, in whole or in part, according to active management investment techniques are subject to:

•

Active Management Risk—The performance of a Fund that is actively managed reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Fund’s investment objective. As a result of active management, such Fund could underperform other mutual funds with similar investment objectives.

6	Prospectus ■ TIAA-CREF Life Funds

The Funds that are managed, in whole or in part, according to a quantitative investment methodology are subject to:

•

Quantitative Analysis Risk—The risk that securities selected using quantitative analysis can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

The Funds that invest in options, futures contracts, swaps and other types of derivative instruments are subject to:

•

Derivatives Risk—The risk that the prices of certain derivatives may not correlate perfectly with the prices or performance of the underlying securities, currencies or other assets. Derivatives also present the risk of default by the other party to the derivative instrument, and some derivatives are, or may suddenly become, illiquid. A liquid secondary market for over-the-counter derivatives such as options may not be available at a particular time. In addition, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of a Fund than if it had not entered into any derivatives transactions.

The Funds that invest in large-cap securities, particularly the Growth Equity Fund, Growth & Income Fund, and Large-Cap Value Fund, are subject to:

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, a Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

The Funds that invest in small- and mid-cap securities, particularly the Small-Cap Equity Fund and the Social Choice Equity Fund, are subject to:

•

Small-Cap/Mid-Cap Risk—Securities of small and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

TIAA-CREF Life Funds ■ Prospectus	7

Active Equity Funds

Growth Equity Fund

Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund invests primarily in equity securities that the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), believes present the opportunity for growth. Generally, these equity securities will be those of large-capitalization companies in new and emerging areas of the economy and companies with distinctive products or promising markets. Advisors looks for companies that it believes have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Advisors believes that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its assets in foreign investments.

The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index, the Russell 1000® Growth Index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, active management risk, quantitative analysis risk, and foreign investment risk. It is also subject to the risks of growth investing. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than stocks of companies not involved in such special situations. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

Who May Want to Invest: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

Please see “Principal Risks of Investing in the Equity Funds” above for more information.

8	Prospectus ■ TIAA-CREF Life Funds

Growth & Income Fund

Investment Objective: The Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in income-producing equity securities. The Fund invests primarily in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. Advisors seeks to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index. The Fund focuses on equity securities of larger, well-established, mature growth companies that Advisors believes to be attractively valued, show the potential to appreciate faster than the rest of the market and offer a growing stream of dividend income. Mainly, Advisors looks for companies that are leaders in their respective industries, with sustainable competitive advantages. Advisors also looks for companies with management teams that are dedicated to creating shareholder value.

The Fund also may invest up to 20% of its assets in foreign investments when Advisors believes these companies offer more attractive investment opportunities. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line or above that of the S&P 500® Index. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the S&P 500® Index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of growth investing and the risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this Fund.

Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

Please see “Principal Risks of Investing in the Equity Funds” above for more information.

TIAA-CREF Life Funds ■ Prospectus	9

International Equity Fund

Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. Advisors selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from their stock selection. However, the Fund’s sector and country exposure is regularly managed against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

Advisors looks for companies of all sizes with:

•	sustainable earnings growth;

•	focused management with successful track records;

•	unique and easy-to-understand franchises (brands);

•	stock prices that do not fully reflect the stock’s potential value, based on current earnings, assets, and long-term growth prospects; and

•	consistent generation of free cash flow.

The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative investment techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

Principal Investment Risks: The Fund is subject to foreign investment risk, market risk, quantitative analysis risk, active management risk and company risk. Foreign investment risk is even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies.

Foreign investment risk often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging markets may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special

10	Prospectus ■ TIAA-CREF Life Funds

restrictions in many such countries. As with any mutual fund, you can lose money by investing in this Fund.

Who May Want to Invest: The Fund may be appropriate for investors who seek high long-term total returns, who understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

Please see “Principal Risks of Investing in the Equity Funds” above for more information.

Large-Cap Value Fund

Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund invests primarily in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index) that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase.

The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analysis of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings and dividend yield; and

•	free cash flow generated by the company.

The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of value investing. Accordingly, the Fund’s performance may be more volatile than the

TIAA-CREF Life Funds ■ Prospectus	11

overall stock market and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

Who May Want to Invest: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

Please see “Principal Risks of Investing in the Equity Funds” above for more information.

Small-Cap Equity Fund

Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. A small-cap equity security is a security within the capitalization range of the companies included in the Russell 2000® Index at the time of purchase. The Fund invests primarily in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, that appear to have favorable prospects for significant long-term capital appreciation.

The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. Advisors uses proprietary quantitative models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including:

•	the valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects; and

•	the price and volume trends of the stock.

The score is used to form the portfolio, along with the following additional inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	correlations between the performance of the stocks in the universe; and

•	trading costs.

The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in Advisors’ analysis.

12	Prospectus ■ TIAA-CREF Life Funds

Principal Investment Risks: The Fund is subject to market risk, company risk, small-cap/mid-cap risk, active management risk and quantitative analysis risk. As with any mutual fund, you can lose money by investing in this Fund.

Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

Please see “Principal Risks of Investing in the Equity Funds” above for more information.

Index Fund

Stock Index Fund

Investment Objective: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Principal Investment Strategies: The Fund is designed to track U.S. equity markets as a whole or a segment of those markets. Under normal circumstances, the Fund invests at least 80% of its assets in stocks in the Russell 3000® Index. The Fund may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of the index without investing in all 3,000 stocks in the index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match its index is adversely affected by the costs of buying and selling investments as well as other expenses. The use of a particular index by the Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

Principal Investment Risks: The Fund is subject to market risk, company risk, foreign investment risk, large-cap risk, small-cap/mid-cap risk, quantitative analysis risk and index risk. Although the Fund attempts to closely track the investment performance of its benchmark index, the Russell 3000® Index, it does not duplicate the composition of the index and is subject to certain investment and operating expenses, which the index does not have. Therefore, the Fund cannot guarantee that its performance will match its index for any period of time. As with any mutual fund, you can lose money by investing in this Fund.

Who May Want to Invest: The Fund may be appropriate for investors who seek a fund with investment performance that attempts to closely track the performance of the Russell 3000® Index.

Please see “Principal Risks of Investing in the Equity Funds” above for more information.

TIAA-CREF Life Funds ■ Prospectus	13

Specialty Equity Fund

Social Choice Equity Fund

Investment Objective: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund attempts to track the return of the U.S. stock market as represented by its benchmark, the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. See “More About Benchmarks and Other Indices” below for more information about the Fund’s benchmark.

Current Social Criteria: The social criteria the Fund takes into consideration, and any universe of investments that the Fund utilizes, are non-fundamental investment policies. They can be changed without the approval of the Fund’s shareholders.

The Fund primarily invests in companies that are screened by KLD Research and Analytics, Inc. (“KLD”) to favor companies that meet or exceed certain environmental, social and governance (“ESG”) criteria. The Fund does this by investing in companies included in the FTSE KLD US All Cap Sustainability Index (formerly, the KLD Broad Market SocialSM Index), which is a subset of the 3,000 largest publicly traded U.S. companies (the “KLD/FTSE Index”).

Prior to being eligible for inclusion in the KLD/FTSE Index, companies are subject to a comprehensive ESG performance evaluation conducted by KLD, consisting of numerous factors. The ESG evaluation process favors companies that are:

•	Strong stewards of the environment;

•	Devoted to serving local communities and society generally;

•	Committed to higher labor standards for their own employees and those in the supply chain;

•	Dedicated to producing high-quality and safe products; and

•	Managed in an exemplary and ethical manner.

Examples of environmental assessment categories are: management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.

KLD then ranks companies by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards to be included in the KLD/FTSE Index. For each

14	Prospectus ■ TIAA-CREF Life Funds

industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the KLD/FTSE Index or the Fund. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.

The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the KLD/FTSE Index or the Fund, most companies involved in these industries are ineligible for inclusion in the KLD/FTSE Index due to their poor overall ESG performance relative to their industry sector peers.

The Corporate Governance and Social Responsibility Committee of the Board of Trustees provides guidance with respect to the Fund’s social criteria. Advisors seek to ensure that the Fund’s investments are consistent with its social criteria, but Advisors cannot guarantee that this will always be the case for every Fund holding. Even if an investment is not excluded by KLD’s criteria, Advisors has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to review the ESG evaluation process.

The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities in accordance with criteria established by the Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its assets in foreign investments. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes.

Principal Investment Risks: The Fund is subject to market risk, company risk, foreign investment risk, small-cap/mid-cap risk, and index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities that would be available if the Fund did not use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

Who May Want to Invest: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain social criteria.

Please see “Principal Risks of Investing in the Equity Funds” above for more information.

TIAA-CREF Life Funds ■ Prospectus	15

Real Estate Securities Fund

Real Estate Securities Fund

Investment Objective: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in the securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund invests primarily in equity securities of such companies. The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and Advisors’ belief in management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry. From time to time, the Fund may also invest in debt securities of companies principally engaged in or related to the real estate industry.

An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its assets, gross income or net profits is attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Fund also may invest up to 15% of its assets in real estate securities of foreign issuers and up to 20% of its assets in equity (including preferred stock) and debt securities of issuers that are not engaged in or related to the real estate industry. Before April 1, 2009, the benchmark index for the Fund was the Dow Jones Wilshire Real Estate Securities Index. Effective April 1, 2009, the Fund’s benchmark index changed to the FTSE NAREIT Equity REITs Index.

Principal Investment Risks: The Fund is subject to the risks of real estate investing described below. It is also subject to active management risk, market risk, foreign investment risk and company risk, as described in “Principal Risks of Investing in the Equity Funds” above, and interest rate risk and income volatility risk, as described in “Principal Risks of Investing in Fixed-Income Funds” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of

16	Prospectus ■ TIAA-CREF Life Funds

its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, overbuilding and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the cleanup of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that it could sell such securities at an inopportune time.

The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.

Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities and who are willing to accept the risk of investing in real estate securities.

TIAA-CREF Life Funds ■ Prospectus	17

Please see “Principal Risks of Investing in the Equity Funds” above and “Principal Risks of Investing in the Fixed-Income Funds” below for more information.

Fixed-Income Funds

Principal Risks of Investing in Fixed-Income Funds

An investment in a Fixed-Income Fund, such as the Bond Fund, or any Fund’s fixed-income investments, is subject to the following principal investment risks described below:

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities. Further, in times of market turmoil, perceptions of a company’s credit risk can quickly change and the financial condition of even large, well-established companies may deteriorate rapidly with little or no warning.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, a Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the Fund originally invested, resulting in a decline in income.

•

Market Volatility and Liquidity Risk (types of Market Risk)—Trading activity in fixed-income securities in which a Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for a Fund to properly value assets represented by such securities.

•	Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In

18	Prospectus ■ TIAA-CREF Life Funds

general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

•

Active Management Risk—The performance of a Fund that is actively managed reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Fund’s investment objective. As a result of active management, such Fund could underperform other mutual funds with similar investment objectives.

In addition to the principal investment risks set forth above, there are other risks associated with the Bond Fund that are discussed in the following summary, which may include some of the risks previously identified for the Equity Funds.

No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

TIAA-CREF Life Funds ■ Prospectus	19

Bond Fund

Investment Objective: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund primarily invests in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. The Fund also invests in other fixed-income securities. Fixed-income securities may pay a fixed or variable rate of interest. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, Advisors also does its own credit analysis, paying particular attention to economic trends and other market events. Individual securities or sectors are then overweighted or underweighted relative to the Fund’s benchmark index, the Barclays Capital U.S. Aggregate Bond Index, when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index.

The Fund is managed to maintain an average duration that is similar to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2008, the duration of the Barclays Capital U.S. Aggregate Bond Index was 3.71 years. By keeping the duration of the Fund close to that of its benchmark index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its assets in fixed-income securities of foreign issuers.

The Fund’s investments in mortgage-backed securities may include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower

20	Prospectus ■ TIAA-CREF Life Funds

forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors to correctly predict mortgage prepayments and interest rates.

The Fund may also engage in duration-neutral relative value trading, a strategy in which the Fund buys and sells government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

Principal Investment Risks: The Fund is subject to interest rate risk, prepayment risk and extension risk as well as company risk, income volatility risk, credit risk, call risk, foreign investment risk, active management risk and market volatility and liquidity risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment-grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

Under the Fund’s mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

Securities originally rated “investment-grade” are sometimes subsequently downgraded, should Advisors and/or a ratings agency like Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. The Fund will attempt to sell any security held by the Fund which is downgraded to a below investment-grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment-grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

Who May Want to Invest: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income fund.

Please see “Principal Risks of Investing in Fixed-Income Funds” above for more information.

TIAA-CREF Life Funds ■ Prospectus	21

Money Market Fund

Investment Objective: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

Principal Investment Strategies: The Fund invests primarily in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share.

The Fund invests in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate or variable-amount securities of domestic or foreign companies;

(2)	Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)	Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities; and/or

(9)	Obligations of international organizations (and related government agencies) designated or supported by U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

22	Prospectus ■ TIAA-CREF Life Funds

The benchmark index for the Fund is the iMoneyNet Money Fund Report AveragesTM—All Taxable.

Principal Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to market risk, company risk, income volatility risk, interest rate risk, prepayment risk and extension risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, you can lose money by investing in this Fund.

Note to Investors Regarding Renewal of Participation in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds

The Board of Trustees has approved participation of the Fund in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through its final renewal term, which has been extended through September 18, 2009. The Program will continue to guarantee Money Market Fund shareholders that they will receive $1.00 per Fund share they owned as of the close of business on September 19, 2008 if the Money Market Fund “breaks the buck” (meaning its NAV falls below $0.995 and is not immediately cured), liquidates its holdings and such liquidation proceeds are less than $1.00 per share.

The Program protects the lesser of (i) Fund shares held by a shareholder of record on September 19, 2008, or (ii) the number of Fund shares held by the shareholder of record when the Fund breaks the buck. Shares acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date are not eligible for protection under the Program.

The cost of participation in the Program to the Fund for the renewal term of the Program is 0.015% of its assets as of September 19, 2008. This expense will be borne by the Fund outside of any reimbursement arrangements currently in place. The Treasury can not extend the Program beyond September 18, 2009.

Who May Want to Invest: The Fund may be appropriate for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

Please see “Principal Risks of Investing in Fixed-Income Funds” above for more information.

TIAA-CREF Life Funds ■ Prospectus	23

PAST PERFORMANCE

The following bar charts and performance table help illustrate some of the risks of investing in the Funds and how investment performance varies. The bar charts show each Fund’s annual total returns for each calendar year it has been publicly available. Below each chart we note each Fund’s best and worst returns for a calendar quarter since that Fund’s inception.

The performance table following the charts shows each Fund’s average annual total returns over the 2008 calendar year and since inception, and for the five-year period from 2004 through 2008 for those Funds with five years of performance returns, and how those returns compare to the returns of a broad-based securities market index. The returns shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the Funds. With these contractual fees, the Funds’ returns would have been lower. Additionally, the returns of the indices reflect no deductions for fees or expenses. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future.

The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. A Fund’s use of a particular benchmark or comparative index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you if such a change is made.

AVERAGE ANNUAL TOTAL RETURNS (%)

Growth Equity Fund	Growth & Income Fund

Best quarter: 15.72%, for the quarter ended December 31, 2001. Worst quarter: –22.86%, for the quarter ended December 31, 2008.	Best quarter: 14.09%, for the quarter ended June 30, 2003. Worst quarter: –19.95%, for the quarter ended December 31, 2008.

24	Prospectus ■ TIAA-CREF Life Funds

AVERAGE ANNUAL TOTAL RETURNS (%)	(continued)

International Equity Fund	Large-Cap Value Fund

Best quarter: 18.58%, for the quarter ended December 31, 2003. Worst quarter: –23.56%, for the quarter ended December 31, 2008.	Best quarter: 18.54%, for the quarter ended June 30, 2003. Worst quarter: –23.29%, for the quarter ended December 31, 2008.

Small-Cap Equity Fund	Stock Index Fund

Best quarter: 23.74%, for the quarter ended June 30, 2003. Worst quarter: –24.75%, for the quarter ended December 31, 2008.	Best quarter: 16.13%, for the quarter ended June 30, 2003. Worst quarter: –22.66%, for the quarter ended December 31, 2008.

TIAA-CREF Life Funds ■ Prospectus	25

AVERAGE ANNUAL TOTAL RETURNS (%)	(continued)

Social Choice Equity Fund	Real Estate Securities Fund

Best quarter: 16.40%, for the quarter ended June 30, 2003. Worst quarter: –23.71%, for the quarter ended December 31, 2008.	Best quarter: 17.13%, for the quarter ended December 31, 2004. Worst quarter: –37.26%, for the quarter ended December 31, 2008.

Bond Fund	Money Market Fund

Best quarter: 3.91%, for the quarter ended September 30, 2006. Worst quarter: –2.08%, for the quarter ended June 30, 2004.	Best quarter: 1.34%, for the quarter ended December 31, 2006. Worst quarter: 0.26%, for the quarter ended March 31, 2004.

26	Prospectus ■ TIAA-CREF Life Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2008

	One Year	Five Years	Since Inception[1]
Growth Equity Fund Russell 1000® Growth Index	–40.71% –38.44%	–3.09% –3.42%	–8.93% –8.48%
Growth & Income Fund S&P 500® Index	–34.80% –37.00%	1.16% –2.19%	–2.74% –4.01%
International Equity Fund MSCI EAFE® Index	–50.00% –43.38%	0.97% 1.66%	–3.12% –1.77%
Large-Cap Value Fund Russell 1000® Value Index	–40.74% –36.85%	–1.62% –0.79%	3.69% 3.89%
Small-Cap Equity Fund Russell 2000® Index	–32.42% –33.79%	–1.19% –0.93%	6.37% 6.36%
Stock Index Fund Russell 3000® Index	–37.08% –37.31%	–1.92% –1.95%	–0.72% –0.78%
Social Choice Equity Fund Russell 3000® Index	–36.09% –37.31%	–1.67% –1.95%	–3.26% –3.48%
Real Estate Securities Fund Dow Jones Wilshire Real Estate Securities Index (old index)[2]	–38.27% –39.83%	–0.21% 0.65%	6.35% 6.85%
FTSE NAREIT Equity REITs Index (new index)[3]	–37.73%	0.91%	6.91%
Bond Fund Barclays Capital U.S. Aggregate Bond Index[4]	0.39% 5.24%	3.46% 4.65%	3.29% 4.37%
Money Market Fund iMoneyNet Money Fund Report Averages™—All Taxable[5]	2.86% 2.04%	3.56% 2.93%	3.33% 2.74%

Current performance of the Funds’ shares may be higher or lower than that shown above. For current performance information of the Funds’ shares, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]

The performance shown is computed from the inception date (the date on which the Fund became publicly available). The inception dates for the Funds are as follows: for the Stock Index Fund, January 4, 1999; for the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, and the Social Choice Equity Fund, April 3, 2000; for the Large-Cap Value Fund, the Small-Cap Equity Fund and the Real Estate Securities Fund, October 28, 2002; and for the Bond Fund and the Money Market Fund, July 8, 2003.

[2]

For periods prior to July 1, 2007, the performance shown reflects the full market capitalization weighted version of the Dow Jones Wilshire Real Estate Securities Index (“DJWRESI”), which was terminated by Dow Jones Wilshire on June 30, 2007. As of July 1, 2007, performance reflects the float-adjusted market capitalization version of the DJWRESI, which is based on the shares of stock that are unrestricted and available for trading. The Fund used the DJWRESI as its benchmark index prior to April 1, 2009.

[3]

The Real Estate Securities Fund began using a new benchmark index called the FTSE NAREIT Equity REITs Index (“NAREIT Index”) on April 1, 2009. The NAREIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The constituents of the NAREIT Index are those firms that own, manage and lease investment-grade commercial real estate. The Fund used the DJWRESI prior to April 1, 2009. For more information about the Fund’s “old” index (the DJWRESI) and its “new” index (the NAREIT Index), please see “More Information About Benchmarks and Other Indices” below.

TIAA-CREF Life Funds ■ Prospectus	27

AVERAGE ANNUAL TOTAL RETURNS	(concluded)

[4]

In November of 2008, the name of this index was changed from Lehman Brothers to Barclays Capital in connection with the rebranding by Barclays Capital of its unified family of indices. This name change does not constitute a substantive change in the Fund’s benchmark; rather, it merely constitutes a change in the branded name of the benchmark.

[5]	The inception date for this benchmark is June 30, 2003, the date closest to the inception date of the Money Market Fund.

After-tax returns have not been shown because they are not relevant since the Funds currently are held only through insurance company separate accounts.

Each benchmark index to which each Fund is compared is described below in more detail in “More About Benchmarks and Other Indices.” The benchmark indices reflect no deductions for fees, expenses or taxes.

FEES AND EXPENSES

The following table describes the fees and expenses that you pay if you buy and hold shares of the Funds. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Funds.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

	Management Fees	Acquired Fund Fees and Expenses[1]	Other Expenses[2]	Total Annual Fund Operating Expenses
Growth Equity Fund	0.25%	0.00%	0.03%	0.28%
Growth & Income Fund	0.23%	0.00%	0.00%	0.23%
International Equity Fund	0.29%	0.00%	0.03%	0.32%
Large-Cap Value Fund	0.24%	0.00%	0.02%	0.26%
Small-Cap Equity Fund	0.10%	0.00%	0.01%	0.11%
Stock Index Fund	0.06%	0.00%	0.00%	0.06%
Social Choice Equity Fund	0.07%	0.00%	0.00%	0.07%
Real Estate Securities Fund	0.25%	0.01%	0.00%	0.26%
Bond Fund	0.10%	0.00%	0.00%	0.10%
Money Market Fund[3]	0.06%	0.00%	0.01%	0.07%

[1]

“Acquired Funds Fees and Expenses” are the Funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance.

[2]

Advisors pays for most of the Funds’ advisory and operating expenses out of the Funds’ Management Fees. However, a few categories of Fund expenses are borne by the Fund directly, including independent trustee fees, interest on borrowings, taxes and extraordinary expenses, and are reflected under “Other Expenses.”

[3]	The Money Market Fund will pay 0.015% of its assets as of September 19, 2008, to participate in the Program through its final renewal term, which has been extended through September 18, 2009.

28	Prospectus ■ TIAA-CREF Life Funds

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods or if you continued to hold them. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. The expenses reflected in this example do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the Funds. If those fees were included, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Growth Equity Fund	$29	$90	$157	$356
Growth & Income Fund	$24	$74	$130	$293
International Equity Fund	$33	$103	$180	$406
Large-Cap Value Fund	$27	$84	$146	$331
Small-Cap Equity Fund	$11	$35	$62	$141
Stock Index Fund	$6	$19	$34	$77
Social Choice Equity Fund	$7	$23	$40	$90
Real Estate Securities Fund	$27	$84	$146	$331
Bond Fund	$10	$32	$57	$128
Money Market Fund	$7	$23	$40	$90

TIAA-CREF Life Funds ■ Prospectus	29

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT MANAGEMENT STYLES

Growth Investing. This is a portfolio management style that seeks securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers that appear to have favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research and qualitative analysis of particular companies in order to identify and benefit from particular companies whose business prospects appear underappreciated by the market.

Value Investing. This is a portfolio management style that typically seeks securities that:

•	Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what one believes is the issuer’s potential value; and

•	Appear attractive using discounted cash flow models.

Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that Advisors believes to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

TEMPORARY DEFENSIVE MEASURES

Each Account may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Account may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

SECURITIES LENDING

Each Fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the

30	Prospectus ■ TIAA-CREF Life Funds

Financial Industry Regulatory Authority, Inc. (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized but a Fund will not lend any security if, as a result, more than 33 1/3% of its total assets would be lent to other parties. This limit does not apply to repurchase agreements. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets, or such lesser percentage as may be permitted by SEC interpretations (not to fall below 100% of the market value of the loaned securities), as reviewed daily.

Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and a Fund may lose money as a result of the investment of such collateral.

The Fund lending the securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Trust. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating the collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

MORE ABOUT BENCHMARKS AND OTHER INDICES

The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

Russell 1000® Growth Index

This is the benchmark index for the Growth Equity Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors

TIAA-CREF Life Funds ■ Prospectus	31

such as technology, health care and telecommunications. As of December 31, 2008 the market capitalization of companies in the Russell 1000® Growth Index ranged from $17 million to $423.5 billion, with a mean market capitalization of $58.3 billion and a median market capitalization of $3.3 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

S&P 500® Index

This is the benchmark index for the Growth & Income Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology, financial, and other companies of the U.S. markets. The index focuses on the large-cap segment of the market, with 75% coverage (by market capitalization) of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

MSCI EAFE® Index

This is the benchmark index for the International Equity Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

Russell 1000® Value Index

This is the benchmark index for the Large-Cap Value Fund. The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and

32	Prospectus ■ TIAA-CREF Life Funds

lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2008, the market capitalization of companies in the Russell 1000® Value Index ranged from $17 million to $423.5 billion, with a mean market capitalization of $89.5 billion and a median market capitalization of $2.7 billion. The Russell Investment Group determines the composition of the index based solely on market capitalization, and can change its composition at any time.

Russell 2000® Index

This is the benchmark index for the Small-Cap Equity Fund. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2008, the market capitalization of companies in the Russell 2000® Index ranged from $2 million to $3.5 billion, with a mean market capitalization of $846 million and a median market capitalization of $301 million. The Russell Investment Group determines the composition of the index based solely on market capitalization, and can change its composition at any time.

Russell 3000® Index

This is the benchmark index for the Stock Index Fund and the Social Choice Equity Fund. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2008, the market capitalization of companies in the Russell 3000® Index ranged from $2 million to $423.5 billion, with a mean market capitalization of $68.4 billion and a median market capitalization of $546 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

Real Estate Securities Fund Indices

Before April 1, 2009, the Dow Jones Wilshire Real Estate Securities Index was the benchmark index for the Real Estate Securities Fund. The DJWRESI is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The DJWRESI is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the DJWRESI are equity owners and operators of commercial real estate deriving 75% or more of their total revenues from the ownership and operation of real estate assets. Excluded from the DJWRESI are mortgage REITs, net lease REITs, real estate finance companies, homebuilders, large land owners and subdividers, hybrid REITs, and companies with more than 25% of their assets in direct mortgage investments. A Company in the DJWRESI must have a capitalization of at least $200 million at the time of its inclusion. If a company’s

TIAA-CREF Life Funds ■ Prospectus	33

total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

Effective April 1, 2009, the Real Estate Securities Fund began using a new benchmark index, called the FTSE NAREIT Equity REITs Index. The NAREIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The constituents of the NAREIT Index are those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property. Constituents of the NAREIT Index must meet FTSE’s standard index methodology including minimum size, liquidity criteria and free float adjustments. Only companies valued at more than $100 million (on the date at which the data for the review are taken) will be included in the NAREIT Index. Securities which have not turned over at least 0.5% of their shares in issue (after the application of investability weightings) per month for ten of the twelve months prior to a full market review are not eligible for inclusion in the NAREIT Index. Existing constituents of the NAREIT Index failing to trade at least 0.5% of their shares in issue (after the application of any investability weightings) per month for more than four of the twelve months prior to the review will be removed. An issuer that has a free float of less than or equal to 15% will be ineligible for inclusion in the NAREIT Index.

The Real Estate Securities Fund adopted the NAREIT Index as the Fund’s new benchmark for a number of reasons. The NAREIT Index is considered to be a more comprehensive and actively monitored benchmark, and contains better index constituency disclosure and data availability, than the DJWRESI. In addition, NAREIT is the most widely used benchmark provider among peer funds and is one of the largest and most respected advocacy groups in the industry.

Barclays Capital U.S. Aggregate Bond Index

This is the benchmark index for the Bond Fund. The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 9,168 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

34	Prospectus ■ TIAA-CREF Life Funds

ADDITIONAL INVESTMENT STRATEGIES

Equity Funds

The Equity Funds may make certain other investments, but not as principal strategies. The Equity Funds may invest in short-term debt securities of the same types as those held by the Money Market Fund and other kinds of short-term instruments for cash management and other purposes. These securities help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities.

Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Equity Funds may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit a Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Equity Funds may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Equity Funds may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Equity Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFDs”), an arrangement where the return is linked to the price movement of an underlying security or a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

Real Estate Securities Fund

The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above, as well as the investment strategies used by the Bond Fund and the Money Market Fund as described below.

TIAA-CREF Life Funds ■ Prospectus	35

Bond Fund

The Bond Fund may make certain other investments, but not as principal strategies. For example, this Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Bond Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, the Fund can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. This Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. In addition, the Fund may invest in other investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, the Fund will bear its proportionate share of expenses charged by these investment companies.

Money Market Fund

The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. The Money Market Fund cannot assure you that it will be able to maintain a stable net asset value of $1.00 per share.

Please see the SAI for more information on these and other investments the Funds may utilize.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

PORTFOLIO TURNOVER

A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

In general, the actively-managed Equity Funds will have higher portfolio turnover rates than the Stock Index Fund. Also certain trading strategies

36	Prospectus ■ TIAA-CREF Life Funds

utilized by the Bond Fund may increase portfolio turnover. The portfolio turnover rates of the other Funds (other than the Money Market Fund) during recent fiscal periods are included below under “Financial Highlights.”

FUND MANAGEMENT

MANAGEMENT OF THE FUNDS

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is a wholly owned, indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2008, Advisors and Investment Management together had approximately $158 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, New York 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Funds offered in this Prospectus, however, pay the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The fees paid by the Funds to Advisors are intended to compensate Advisors for its services to the Funds and are not limited to the reimbursement of Advisors’ costs. Thus, under these arrangements, Advisors can earn a profit or incur a loss on the services which it renders to the Funds.

Under its investment management agreement with the Trust, Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each Fund. The management fees received by Advisors for the fiscal year ended December 31, 2008 were:

Fee Rate (average daily net assets)
Growth Equity Fund	0.25%
Growth & Income Fund	0.23%
International Equity Fund	0.29%
Large-Cap Value Fund	0.24%
Small-Cap Equity Fund	0.10%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.07%
Real Estate Securities Fund	0.25%
Bond Fund	0.10%
Money Market Fund	0.06%

TIAA-CREF Life Funds ■ Prospectus	37

Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors is also responsible for providing or obtaining at its own expense the services necessary to operate the Funds on a day-to-day basis. These include custodial, administrative, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.

A discussion regarding the basis for the Board of Trustees’ most recent approval of the investment management agreement for each Fund is available in the Funds’ annual shareholder report for the year ended December 31, 2008. For a free copy of the Funds’ shareholder reports, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org/mfs or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAMS

Each Fund is managed by a team of Fund managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to each Fund’s investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of each team may change from time to time.

Name & Title	Portfolio Role/Coverage/ Expertise/ Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
GROWTH EQUITY FUND

Susan Hirsch Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates – 2001 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2005

Andrea Mitroff Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic large-cap growth portfolios), Merrill Lynch Investment Managers – 1999 to 2006 (portfolio management of domestic large-cap core and global multi-cap growth portfolios)	2006	1988	2007

38	Prospectus ■ TIAA-CREF Life Funds

Name & Title	Portfolio Role/Coverage/ Expertise/ Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
GROWTH & INCOME FUND

Susan Kempler Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap core portfolios), Citigroup Asset Management – 1997 to 2005 (portfolio management of domestic large- and mid-cap core portfolios)	2005	1987	2005

William Riegel, CFA Managing Director	Portfolio – Risk Management	Advisors, TIAA and its affiliates – 1999 to Present (Head of Global Equity Portfolio Management)	1999	1979	2007
INTERNATIONAL EQUITY FUND

Shigemi (Amy) Hatta Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2007 to Present (portfolio management of international large- cap core portfolios), 2002 to 2007 (head of Japan equity research team)	2002	1995	2007

Christopher F. Semenuk Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1993 to Present (portfolio management of international large- cap core portfolios)	1993	1987	1999
LARGE-CAP VALUE FUND

Richard Cutler Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1997 to Present (portfolio management of domestic large-cap value portfolios)	1997	1991	2002

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates – 2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

TIAA-CREF Life Funds ■ Prospectus	39

Name & Title	Portfolio Role/Coverage/ Expertise/ Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
SMALL-CAP EQUITY FUND

Michael S. Shing, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios), Barclays Global Investors – 1993 to 2004 (Research Officer responsible for Japanese equity strategy and portfolio management of Japanese equity portfolios)	2004	1990	2004

Adam Cao Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios), Procinea Management – 2005 to 2006 (quantitative market research associate for alternative asset classes), Teachers Advisors, Inc., TIAA and its affiliates – 2004 to 2005 (quantitative equity market research with coverage of domestic and global multi-cap portfolios), Barra – 1996 to 2004 (quantitative equity market research and risk modeling)	2004	1996	2005
STOCK INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

40	Prospectus ■ TIAA-CREF Life Funds

Name & Title	Portfolio Role/Coverage/ Expertise/ Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
SOCIAL CHOICE EQUITY FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid-, and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004
REAL ESTATE SECURITIES FUND

Saira Malik, CFA Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2003 to Present (Head of Domestic Equity Research)	2003	1996	2008

David Copp Director	Stock Selection -REITs	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic REIT portfolios), RBC Capital Markets – 2002 to 2005 (senior research analyst covering REITs)	2005	1996	2005

Brendan W. Lee Associate	Stock Selection - REITs	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic REIT portfolios), Cliffwood Partners – 1998 to 2006 (senior research analyst supporting REIT hedge fund and long-only strategies)	2006	1998	2006

TIAA-CREF Life Funds ■ Prospectus	41

Name & Title	Portfolio Role/Coverage/ Expertise/ Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Fixed-Income Security Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003
MONEY MARKET FUND

Michael F. Ferraro, CFA Director	Fixed-Income Security Selection – Trader/Research	Advisors, TIAA and its affiliates – 1998 to Present (fixed-income credit research and portfolio management)	1998	1974	1999

The Funds’ SAI provides additional disclosure about the compensation structure of each of the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Funds they manage.

CALCULATING SHARE PRICE

Each Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). The Funds do not price their shares on days that the NYSE is closed. Each Fund’s NAV is computed by calculating the value of the Fund’s assets, less its liabilities, and its NAV per share is computed by dividing its NAV allocable to each share class by the number of outstanding shares of that class.

If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Funds (other than the Money Market Fund) generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the Funds. If market quotations or

42	Prospectus ■ TIAA-CREF Life Funds

values from independent pricing services are not readily available or are not considered reliable, the Funds will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. For example, the Funds might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before a Fund’s NAV is calculated. The Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV. Although the Funds fair value portfolio securities on a security-by-security basis, Funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other Funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Funds may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at the end of any valuation day (generally 4:00 p.m. Eastern Time). This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Funds’ fair value pricing procedures provide, among other things, for the Funds to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Funds also examine the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Funds may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Fixed-income securities purchased by the Funds with remaining maturities of 60 days or less generally are valued using their amortized cost. Money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued using market quotations or independent pricing

TIAA-CREF Life Funds ■ Prospectus	43

sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

To calculate the Money Market Fund’s NAV per share, the Fund’s portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the Funds are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Funds. The separate account purchases and redeems shares of the appropriate Fund at NAV without sales or redemption charges.

For each day on which a Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of a Fund at the Fund’s NAV per share calculated as of that same day.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are separate account contractowners who may try to profit from transferring money back and forth among the accounts investing in the Funds in an effort to “time” the market. As money is shifted in and out of the Funds, the Funds may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

44	Prospectus ■ TIAA-CREF Life Funds

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contractowner redeems or exchanges any monies out of an investment account that holds shares of a Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of a Fund and then redeems or exchanges any monies out of that same investment account holding shares of a Fund, the contractowner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or by fax) back into that same investment account holding shares of a Fund through a purchase or exchange for 90 calendar days.

The Funds’ market timing policies and procedures will not be applied to the Money Market Fund or to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Funds’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds’ management. The Funds’ management may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Fund’s efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contractowner. Because the Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Funds’ portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Funds’ NAVs, thereby minimizing any potential stale price arbitrage.

The Funds seek to apply their specifically defined market timing policies and procedures uniformly to all contractowners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Funds make reasonable efforts to apply these policies and

TIAA-CREF Life Funds ■ Prospectus	45

procedures to contractowners who own shares through separate accounts or other intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contractowners who have violated a Fund’s market timing policies. At times, the Funds may agree to defer to an insurance company’s market timing policy if the Funds’ management believes that the intermediary’s policy provides comparable protection of the Funds’ interests. The Funds have the right to modify their market timing policies and procedures at any time without advance notice.

The Funds are not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in these Funds.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite the Funds’ efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such contractowners or curtail their trading practices.

Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Funds may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59 1/2.

The Funds expect to declare and distribute to their shareholders (i.e., any separate accounts) substantially all of their net investment income and net realized capital gains.

Each of the Funds other than the Money Market Fund will normally distribute dividends and capital gains annually. Although dividends are paid monthly from the Money Market Fund, these dividends are calculated and declared daily.

In addition, each Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from a Fund will be automatically reinvested by the separate account in additional shares of the Fund.

46	Prospectus ■ TIAA-CREF Life Funds

Each Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Funds intend to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

GENERAL MATTERS

VOTING RIGHTS

The Funds may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

ELECTRONIC PROSPECTUSES

If you received this Prospectus or the contract prospectus electronically and would like a paper copy, please call 877 825-0411 and one will be sent to you.

CUSTOMER COMPLAINTS

Customer complaints may be directed to the Funds’ Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 877 825-0411.

HOUSEHOLDING

To lower costs and eliminate duplicate documents sent to your home, the Funds will mail only one copy of this Prospectus and the contract prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free at 877 825-0411, or write the Funds at TIAA-CREF Life Funds, P.O. Box 4674, New York, New York 10164.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person or entity who opens an account.

TIAA-CREF Life Funds ■ Prospectus	47

What this means for you: When you open an account, the Funds in which your contract invests will ask for your name, address, date of birth, social security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information they need, the Funds may not be able to open an account or effect any transactions for you.

NOTE ON SEC EXEMPTION

The SEC granted the Funds an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Funds to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Funds and the interests of qualified plans or general accounts investing in the Funds could potentially conflict. The Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from a Fund to resolve a material irreconcilable conflict.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

The Russell 1000® Index, Russell 2000® Index, Russell 3000® Index, Russell 1000® Growth Index, Russell 1000® Value Index, Russell Midcap® Growth Index and Russell Midcap® Value Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

The Social Choice Equity Fund is not promoted, sponsored or endorsed by, or in any way affiliated with KLD Research and Analytics, Inc. (“KLD”) or FTSE International Limited (“FTSE”). Neither KLD nor FTSE is responsible for and has not reviewed the Funds, nor any associated literature or publication, and neither KLD nor FTSE makes any representation or warranty, express or implied, as to their accuracy, completeness or otherwise. The publication or branding by KLD and FTSE of their indexes in no way

48	Prospectus ■ TIAA-CREF Life Funds

suggests or implies an opinion by them as to the attractiveness or appropriateness of investment in any or all securities upon which their indexes are based. Neither KLD nor FTSE makes any express or implied warranty and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with request to their indexes or any data or any security (or combination thereof) included therein.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ■ Prospectus	49

FINANCIAL HIGHLIGHTS

Presented below is a financial highlights table for the Funds. The financial highlights table is intended to help you understand the financial performance of the Funds for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single Fund share. Total returns for each period include the reinvestment of all dividends and distributions. The expenses reflected in this table do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the Funds. If those fees were included, the expenses would be higher and your returns would have been lower. The information for the fiscal years ended December 31, 2008, 2007, 2006 and 2005 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report—along with the financial statements—is included in the Funds’ most recent annual report, which is available without charge upon request. Information reported for fiscal periods ended December 31, 2004, was audited by the former independent registered public accounting firm for the Funds.

50	Prospectus ■ TIAA-CREF Life Funds

FINANCIAL HIGHLIGHTS

TIAA-CREF LIFE FUNDS  ■  FOR THE YEAR ENDED

	Growth Equity Fund
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$18.02	$14.91	$14.23	$13.58	$12.88

Gain (loss) from investment operations:
Net investment income(a)	0.14	0.13	0.11	0.09	0.12
Net realized and unrealized gain (loss) on total investments	(7.48)	3.10	0.69	0.65	0.70
Total gain (loss) from investment operations	(7.34)	3.23	0.80	0.74	0.82

Less distributions from:
Net investment income	(0.13)	(0.12)	(0.12)	(0.09)	(0.12)
Total distributions	(0.13)	(0.12)	(0.12)	(0.09)	(0.12)
Net asset value, end of year	$10.55	$18.02	$14.91	$14.23	$13.58

TOTAL RETURN	(40.71% )	21.68%	5.62%	5.43%	6.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$24,501	$42,376	$28,180	$29,517	$28,282
Ratio of expenses to average net assets	0.28%	0.26%	0.25%	0.26%	0.25%
Ratio of net investment income to average net assets	0.98%	0.81%	0.79%	0.66%	0.95%
Portfolio turnover rate	253%	154%	98%	106%	79%

(a)	Based on average shares outstanding.

TIAA-CREF Life Funds ■ Prospectus	51

FINANCIAL HIGHLIGHTS TIAA-CREF LIFE FUNDS ■ FOR THE YEAR ENDED	continued

	Growth & Income Fund
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$29.06	$24.82	$21.56	$20.49	$18.93

Gain from investment operations:
Net investment income(a)	0.46	0.43	0.37	0.29	0.32
Net realized and unrealized gain (loss) on total investments	(10.58)	4.21	3.26	1.06	1.56
Total gain from investment operations	(10.12)	4.64	3.63	1.35	1.88

Less distributions from:
Net investment income	(0.44)	(0.40)	(0.37)	(0.28)	(0.32)
Total distributions	(0.44)	(0.40)	(0.37)	(0.28)	(0.32)
Net asset value, end of year	$18.50	$29.06	$24.82	$21.56	$20.49

TOTAL RETURN	(34.80% )	18.68%	16.85%	6.57%	9.94%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$53,235	$83,834	$59,798	$51,627	$47,748
Ratio of expenses to average net assets	0.23%	0.24%	0.23%	0.23%	0.23%
Ratio of net investment income to average net assets	1.87%	1.56%	1.63%	1.41%	1.66%
Portfolio turnover rate	135%	88%	119%	205%	85%

(a)	Based on average shares outstanding.

52	Prospectus ■ TIAA-CREF Life Funds

FINANCIAL HIGHLIGHTS TIAA-CREF LIFE FUNDS ■ FOR THE YEAR ENDED	continued

	International Equity Fund
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$24.02	$25.01	$19.54	$17.25	$14.93

Gain from investment operations:
Net investment income(a)	0.51	0.42	0.35	0.31	0.29
Net realized and unrealized gain (loss) on total investments	(12.53)	4.26	5.50	2.28	2.35
Total gain from investment operations	(12.02)	4.68	5.85	2.59	2.64

Less distributions from:
Net investment income	(0.01)	(0.53)	(0.38)	(0.30)	(0.32)
Net realized gains	(0.56)	(5.14)	—	—	—
Total distributions	(0.57)	(5.67)	(0.38)	(0.30)	(0.32)
Net asset value, end of year	$11.43	$24.02	$25.01	$19.54	$17.25

TOTAL RETURN	(50.00% )	19.34%	29.95%	15.01%	17.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$68,240	$160,045	$111,142	$72,597	$52,151
Ratio of expenses to average net assets	0.32%	0.33%	0.29%	0.31%	0.29%
Ratio of net investment income to average net assets	2.79%	1.51%	1.59%	1.75%	1.87%
Portfolio turnover rate	185%	190%	146%	153%	158%

(a)	Based on average shares outstanding.

TIAA-CREF Life Funds ■ Prospectus	53

	Large-Cap Value Fund
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$31.30	$36.02	$32.04	$33.07	$31.62

Gain from investment operations:
Net investment income(a)	0.66	0.71	0.64	0.72	0.74
Net realized and unrealized gain (loss) on total investments	(13.42)	(0.34)	6.26	0.95	5.82
Total gain from investment operations	(12.76)	0.37	6.90	1.67	6.56

Less distributions from:
Net investment income	(0.43)	(0.76)	(0.61)	(0.70)	(0.67)
Net realized gains	(0.24)	(4.33)	(2.31)	(2.00)	(4.44)
Total distributions	(0.67)	(5.09)	(2.92)	(2.70)	(5.11)
Net asset value, end of year	$17.87	$31.30	$36.02	$32.04	$33.07

TOTAL RETURN	(40.74% )	0.91%	21.58%	4.94%	20.76%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$40,302	$71,350	$66,917	$49,028	$42,428
Ratio of expenses to average net assets	0.26%	0.27%	0.24%	0.25%	0.24%
Ratio of net investment income to average net assets	2.60%	1.88%	1.83%	2.17%	2.23%
Portfolio turnover rate	172%	133%	102%	112%	149%

(a)	Based on average shares outstanding.

FINANCIAL HIGHLIGHTS TIAA-CREF LIFE FUNDS ■ FOR THE YEAR ENDED	continued

54	Prospectus ■ TIAA-CREF Life Funds

FINANCIAL HIGHLIGHTS TIAA-CREF LIFE FUNDS ■ FOR THE YEAR ENDED	continued

	Small-Cap Equity Fund
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$27.17	$32.12	$30.02	$33.43	$32.98

Gain from investment operations:
Net investment income(a)	0.34	0.37	0.37	0.33	0.39
Net realized and unrealized gain (loss) on total investments	(9.16)	(2.10)	4.95	1.30	6.17
Total gain from investment operations	(8.82)	(1.73)	5.32	1.63	6.56

Less distributions from:
Net investment income	(0.36)	(0.44)	(0.38)	(0.37)	(0.39)
Net realized gains	—	(2.69)	(2.84)	(4.67)	(5.72)
Tax return of capital	—	(0.09)	—	—	—
Total distributions	(0.36)	(3.22)	(3.22)	(5.04)	(6.11)
Net asset value, end of year	$17.99	$27.17	$32.12	$30.02	$33.43

TOTAL RETURN	(32.42% )	(5.62% )	17.84%	4.58%	19.83%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$34,609	$51,868	$57,190	$45,332	$42,194
Ratio of expenses to average net assets	0.11%	0.11%	0.10%	0.12%	0.10%
Ratio of net investment income to average net assets	1.45%	1.13%	1.12%	1.01%	1.13%
Portfolio turnover rate	123%	135%	246%	400%	221%

(a)	Based on average shares outstanding.

TIAA-CREF Life Funds ■ Prospectus	55

FINANCIAL HIGHLIGHTS TIAA-CREF LIFE FUNDS ■ FOR THE YEAR ENDED	continued

	Stock Index Fund
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$31.70	$30.94	$27.45	$26.31	$23.93

Gain from investment operations:
Net investment income(a)	0.58	0.59	0.51	0.46	0.46
Net realized and unrealized gain (loss) on total investments	(12.34)	1.02	3.77	1.14	2.38
Total gain from investment operations	(11.76)	1.61	4.28	1.60	2.84

Less distributions from:
Net investment income	(0.51)	(0.60)	(0.52)	(0.46)	(0.45)
Net realized gains	(0.04)	(0.25)	(0.27)	—	(0.01)
Total distributions	(0.55)	(0.85)	(0.79)	(0.46)	(0.46)
Net asset value, end of year	$19.39	$31.70	$30.94	$27.45	$26.31

TOTAL RETURN	(37.08% )	5.16%	15.62%	6.04%	11.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$112,938	$184,339	$171,015	$152,936	$143,222
Ratio of expenses to average net assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of net investment income to average net assets	2.19%	1.82%	1.75%	1.73%	1.88%
Portfolio turnover rate	7%	13%	14%	8%	12%

(a)	Based on average shares outstanding.

56	Prospectus ■ TIAA-CREF Life Funds

FINANCIAL HIGHLIGHTS TIAA-CREF LIFE FUNDS ■ FOR THE YEAR ENDED	continued

	Social Choice Equity Fund
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$27.12	$26.94	$24.02	$22.75	$20.60

Gain from investment operations:
Net investment income(a)	0.48	0.51	0.43	0.38	0.39
Net realized and unrealized gain (loss) on total investments	(10.28)	0.64	3.08	1.24	2.16
Total gain from investment operations	(9.80)	1.15	3.51	1.62	2.55

Less distributions from:
Net investment income	(0.32)	(0.51)	(0.43)	(0.35)	(0.40)
Net realized gains	(0.09)	(0.46)	(0.16)	—	—
Total distributions	(0.41)	(0.97)	(0.59)	(0.35)	(0.40)
Net asset value, end of year	$16.91	$27.12	$26.94	$24.02	$22.75

TOTAL RETURN	(36.09% )	4.25%	14.64%	7.11%	12.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$23,938	$37,883	$35,931	$32,557	$27,605
Ratio of expenses to average net assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of net investment income to average net assets	2.06%	1.81%	1.69%	1.63%	1.82%
Portfolio turnover rate	17%	12%	19%	8%	5%

(a)	Based on average shares outstanding.

TIAA-CREF Life Funds ■ Prospectus	57

FINANCIAL HIGHLIGHTS TIAA-CREF LIFE FUNDS ■ FOR THE YEAR ENDED	continued

	Real Estate Securities Fund
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$26.50	$38.04	$30.98	$33.89	$30.00

Gain from investment operations:
Net investment income(a)	0.70	0.60	0.82	0.96	1.45
Net realized and unrealized gain (loss) on total investments	(10.87)	(6.68)	9.63	1.51	8.40
Total gain from investment operations	(10.17)	(6.08)	10.45	2.47	9.85

Less distributions from:
Net investment income	(1.09)	(1.31)	(1.09)	(1.38)	(1.26)
Net realized gains	—	(4.15)	(2.30)	(4.00)	(4.70)
Total distributions	(1.09)	(5.46)	(3.39)	(5.38)	(5.96)
Net asset value, end of year	$15.24	$26.50	$38.04	$30.98	$33.89

TOTAL RETURN	(38.27% )	(16.12% )	34.05%	7.19%	32.98%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$43,646	$74,751	$104,705	$70,659	$63,899
Ratio of expenses to average net assets	0.26%	0.27%	0.25%	0.29%	0.25%
Ratio of net investment income to average net assets	2.94%	1.62%	2.30%	2.80%	4.41%
Portfolio turnover rate	97%	111%	117%	239%	315%

(a)	Based on average shares outstanding.

58	Prospectus ■ TIAA-CREF Life Funds

FINANCIAL HIGHLIGHTS TIAA-CREF LIFE FUNDS ■ FOR THE YEAR ENDED	continued

	Bond Fund
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$24.55	$24.41	$24.44	$24.88	$24.74

Gain from investment operations:
Net investment income(a)	1.29	1.29	1.21	1.10	0.95
Net realized and unrealized gain (loss) on total investments	(1.19)	0.07	(0.06)	(0.48)	0.09
Total gain from investment operations	0.10	1.36	1.15	0.62	1.04

Less distributions from:
Net investment income	(1.27)	(1.22)	(1.18)	(1.06)	(0.90)
Net realized gains	—	—	—	—	—
Total distributions	(1.27)	(1.22)	(1.18)	(1.06)	(0.90)
Net asset value, end of year	$23.38	$24.55	$24.41	$24.44	$24.88

TOTAL RETURN	0.39%	5.60%	4.70%	2.51%	4.21%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$91,953	$86,661	$71,761	$66,434	$58,375
Ratio of expenses to average net assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets	5.27%	5.18%	4.88%	4.35%	3.78%
Portfolio turnover rate	92%	97%	76%	78%	103%

(a)	Based on average shares outstanding.

TIAA-CREF Life Funds ■ Prospectus	59

FINANCIAL HIGHLIGHTS TIAA-CREF LIFE FUNDS ■ FOR THE YEAR ENDED	concluded

	Money Market Fund
	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income(a)	0.03	0.05	0.05	0.03	0.01
Total gain from investment operations	0.03	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Total distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	2.86%	5.34%	5.10%	3.25%	1.34%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$117,322	$100,444	$53,894	$37,185	$26,371
Ratio of expenses to average net assets	0.07%	0.06%	0.06%	0.06%	0.06%
Ratio of net investment income to average net assets	2.80%	5.19%	4.99%	3.24%	1.35%

(a)	Based on average shares outstanding.

60	Prospectus ■ TIAA-CREF Life Funds

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information. The SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally part of the Prospectus.

Annual and Semi-Annual Reports. The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting Documents. You can request a copy of the SAI or these reports without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:

The Life Funds

730 Third Avenue

New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the SAI) can be reviewed and copied at the SEC’s public reference room (call 202 551-8090) in Washington, D.C. The reports and other information are also available through the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

SEC File Nos. 333-61759 811-08961

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE FUNDS

MAY 1, 2009

Growth Equity Fund Growth & Income Fund International Equity Fund Large-Cap Value Fund Small-Cap Equity Fund	Stock Index Fund Social Choice Equity Fund Real Estate Securities Fund Bond Fund Money Market Fund

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series (each, a “Fund”) of the TIAA-CREF Life Funds (the “Trust”). This SAI is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Life Funds’ prospectus dated May 1, 2009 (the “Prospectus”). A copy of the Prospectus may be obtained by writing the Funds at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206 or by calling 877 825-0411.

Not all of the Funds listed above may be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of a particular Fund.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus. The audited financial statements for the fiscal year ended December 31, 2008, are incorporated into this SAI by reference to the TIAA-CREF Life Funds Annual Report to shareholders. The Funds will furnish you, without charge, a copy of the Annual Report on request.

B-2	Investment Objectives, Policies and Restrictions
B-2	Fundamental Policies
B-3	Investment Policies
B-20	Disclosure of Portfolio Holdings
B-21	Management of the Trust
B-21	The Board of Trustees
B-21	Trustees and Officers
B-24	Trustee and Officer Compensation
B-24	Board Committees
B-25	Proxy Voting Policies
B-26	Principal Holders of Securities
B-26	Investment Advisory and Other Services
B-26	Investment Advisory Services
B-26	Personal Trading Policy
B-27	Information about the Funds’ Portfolio Management Teams
B-27	Structure of Compensation for Portfolio Managers
B-27	Additional Information Regarding Portfolio Managers
B-28	Potential Conflicts of Interest of Advisors and Portfolio Managers
B-29	Advisors and TIAA
B-29	Custodian and Fund Accounting Agent
B-29	Independent Registered Public Accounting Firm

B-29	History and Description of the Funds
B-29	Shareholder Meetings and Voting Rights
B-30	Shares
B-30	Additional Funds
B-30	Pricing of Shares
B-30	Investments for Which Market Quotations Are Readily Available
B-30	Equity Securities
B-30	Foreign Investments
B-30	Debt Securities
B-30	Special Valuation Procedures for the Money Market Fund
B-31	Options and Futures
B-31	Investments for Which Market Quotations Are Not Readily Available
B-31	Brokerage Allocation
B-33	Directed Brokerage
B-33	Tax Status
B-34	Underwriter
B-34	Legal Matters
B-34	Experts
B-34	Other Information
B-34	Financial Statements
B-35	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of ten Funds of the Trust described in this SAI. Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, the investment objective of each Fund as described in the Prospectus, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company. Each Fund is “diversified” within the meaning of the 1940 Act.

Unless otherwise noted, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2.

The Fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of the Fund’s total assets taken at market value at the time of borrowing);

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5.	The Fund will not purchase real estate or mortgages directly;

6.	The Fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein; and

7.	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following restriction is a fundamental policy of each Fund (other than the Stock Index Fund):

8.

The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

B-2	Statement of Additional Information ■ TIAA-CREF Life Funds

The following restriction is a fundamental policy of each Fund (other than the Real Estate Securities Fund):

9.	The Fund will not invest in an industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

The following restriction is a fundamental policy of the Stock Index Fund:

10.

The Fund will not make loans, except: (a) that the Fund may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations.

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation by the Fund.

The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate industry.

INVESTMENT POLICIES

Non-Equity Investments of the Equity Funds. The Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, and Social Choice Equity Funds invest primarily in equity securities. These Equity Funds may, in addition to stocks, hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. Pending more permanent investments or to use cash balances effectively, these Equity Funds may hold the same types of money market instruments as the Money Market Fund invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same types of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

When market conditions warrant, the Equity Funds may invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

The Equity Funds also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements.

These investments and other Fund investment strategies are discussed in detail below.

Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

CREDIT FACILITY

The Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. The College Retirement Equities Fund, TIAA-CREF Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

ILLIQUID INVESTMENTS

The Board has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets (taken at current value) in investments that may not be readily marketable. Investment in illiquid securities poses risks of potential delays in resale. Limitations on, or delays in, resale may have adverse effects on the marketability of portfolio securities, and it may be difficult for a Fund to dispose of illiquid securities promptly or to sell such securities for their fair market value.

ADDITIONAL RISKS RESULTING FROM RECENT MARKET EVENTS AND GOVERNMENT INTERVENTION IN FINANCIAL MARKETS

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S.

TIAA-CREF Life Funds ■ Statement of Additional Information	B-3

Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

For example, various agencies and instrumentalities of the U.S. Government have recently implemented or announced programs that support short-term debt instruments, including commercial paper, in an attempt to sustain liquidity in the markets for these securities. Among these programs are: the FDIC-administered Temporary Liquidity Guarantee Program, which guarantees certain debt issued by FDIC-insured institutions; the Federal Reserve Bank of New York-administered Term Asset-Backed Securities Loan Facility (“TALF”), Commercial Paper Funding Facility (“CPFF”), and Money Market Investor Funding Facility (“MMIFF”); and the Asset Backed Commercial Paper Money Market Fund Liquidity Program (“AMLF”) administered by the Federal Reserve Bank of Boston. The U.S. Treasury Department also has announced or implemented various programs and initiatives aimed at supporting and increasing liquidity in the credit markets, including the Public-Private Investment Program for Legacy Assets, which, among other things, is designed to combine federal funding with private investments to purchase certain troubled real estate-related assets from financial institutions.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Recently, legislators, regulatory agencies, the U.S. Treasury Department, trade groups, and others have proposed significant and sweeping changes to the U.S. financial regulatory system. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. For example, under the Troubled Asset Relief Program (“TARP”), the U.S. Government invested more than $300 billion in financial institutions during 2008 alone. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

RESTRICTED SECURITIES

The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

PREFERRED STOCK

The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the New York State Insurance Department, the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”). The Funds are not expected to use options and futures strategies in a speculative manner, but rather they may use them primarily as hedging techniques or for cash management purposes.

Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts to close out a position acquired through the purchase

B-4	Statement of Additional Information ■ TIAA-CREF Life Funds

of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The Funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case the option would expire worthless and the entire premium would be lost.

The Funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that they had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange

Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the Funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be per-

TIAA-CREF Life Funds ■ Statement of Additional Information	B-5

formed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the Funds’ securities portfolios against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Funds will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.

Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market

B-6	Statement of Additional Information ■ TIAA-CREF Life Funds

trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration or regulation as commodity pool operators.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF “WHEN-ISSUED” SECURITIES

The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds’ risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts,” below.

DEBT INSTRUMENTS GENERALLY

A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organizations’ (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that an NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”) are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. The Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, the Student Loan Marketing Association (“Sallie Mae”) Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency

TIAA-CREF Life Funds ■ Statement of Additional Information	B-7

(“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC will likely continue to operate as going concerns while in conservatorship.

Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps—a liquidity backstop and the mortgage-backed securities purchase program—are scheduled to expire in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA and FHLM-guaranteed mortgage-backed securities held by the Funds.

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (other than the Money Market Fund) may invest in lower-rated debt securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’ net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

Any debt instrument, no matter its initial rating may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bank-

B-8	Statement of Additional Information ■ TIAA-CREF Life Funds

ruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly-traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely-traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Custodial receipts issued in connection with so-called trademark zero coupon securities, such as Certificates of Accrual on Treasuries (“CATS”) and Treasury Income Growth Receipts (“TIGRs”), are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., those purchased through the Federal Reserve’s Separate Trading of Registered Interest and Principal of Securities Program (“STRIPs”) and Coupons Under Book Entry Safekeeping (“CUBEs”)) are direct obligations of the U.S. Government.

Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

A Fund may invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par

TIAA-CREF Life Funds ■ Statement of Additional Information	B-9

bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

Structured or Indexed Securities (including Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage- related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment

B-10	Statement of Additional Information ■ TIAA-CREF Life Funds

loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass- through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the origi-

nator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average

TIAA-CREF Life Funds ■ Statement of Additional Information	B-11

life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as a financing transaction.

SECURITIES LENDING

Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by a Fund will generally be invested in high- quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and a Fund may lose money as a result of the investment of (including a decline in the value of) such collateral.

By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Funds may pay reasonable fees to persons unaffiliated with the Fund for services, or for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, a Fund buys an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the

B-12	Statement of Additional Information ■ TIAA-CREF Life Funds

repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

Each Fund (other than the Money Market Fund) may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the credit-worthiness of even large, well-established counter-

parties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that the Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitments and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

INVESTMENT COMPANIES

Investment Companies. Subject to certain exceptions, under the 1940 Act each Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions would not apply to any fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the Funds may invest in other investment companies

TIAA-CREF Life Funds ■ Statement of Additional Information	B-13

for cash management and defensive purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above.

Other investment products similar to ETFs in which a Fund may invest are exchange-traded notes (“ETNs”). While ETNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by the ETNs’ issuers. As with ETFs, when a Fund invests in an ETN, it will bear certain investor expenses charged by the ETN.

Exchange-Traded Funds. A Fund may purchase shares of exchange-traded funds. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on a Fund’s investments in other investment companies, which are described above under the heading “Investment Companies.”

Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

Currency Transactions. The value of a Fund’s assets (other than those of the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of

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portfolio securities at the expiration of a foreign currency forward contract.

Accordingly, the Funds may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Funds in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Funds will have flexibility to roll over the foreign currency forward contract upon its expiration if they desire to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

Real Estate Securities. As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, overbuilding and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the cleanup of environmental problems.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

FOREIGN INVESTMENTS

As described more fully in the Prospectus, each of the Funds, but especially the International Equity Fund, may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less govern-

TIAA-CREF Life Funds ■ Statement of Additional Information	B-15

ment supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria, it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the “World Bank”) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Risks of investing in emerging markets and emerging market securities include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the

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currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers.

Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of 27 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 15 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 15 of the 27 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Fifteen disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership. Also, as the EU continues to enlarge, the candidate countries’ accessions tend to grow more controversial.

The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that

TIAA-CREF Life Funds ■ Statement of Additional Information	B-17

make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. Argentina’s bankruptcy in the early 2000s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to

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processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japan’s economic recovery, which set the stage for a bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

Investment in Asia other than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the EU.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

Depositary Receipts. The Equity Funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

PORTFOLIO TURNOVER

The transactions a Fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The Funds do not have fixed policies on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

For the year ended December 31, 2008, the portfolio turnover rates of certain of the Funds changed significantly from portfolio turnover rates in 2007 as a result of a variety of factors. Turnover rates for the Growth Equity, Growth & Income,

TIAA-CREF Life Funds ■ Statement of Additional Information	B-19

and Large-Cap Value Funds increased over 2007 levels, primarily as a result of increased market volatility that at times required more frequent trading around core holdings in order to limit losses and protect gains. The Growth Equity Fund portfolio turnover rate increased to 253% for 2008, as compared with 154% for the same period in 2007, while the turnover rate increased to 135% in 2008 from 88% in 2007 for the Growth & Income Fund and increased to 172% in 2008 from 133% in 2007 for the Large-Cap Value Fund. The Stock Index Fund portfolio turnover rate decreased to 7% for 2008 as compared with 13% for the same period in 2007. This decrease in portfolio turnover was due to lower rebalancing activity associated with the fund’s benchmark (the Russell 3000® Index), in addition to less frequent use of ETFs as a means of investing excess cash balances. The Social Choice Equity Fund portfolio turnover rate increased to 17% for 2008, as compared with 12% for the same period in 2007, primarily due to an increased level of rebalancing trades needed to maintain Fund holdings in proportion to its benchmark.

The portfolio turnover rates of the other Funds did not change significantly from 2007 to 2008.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. A Fund may disclose its portfolio holdings to all third parties who request it after that period. In addition, the Funds and Advisors may disclose the ten largest holdings of any Fund to third parties ten days after the end of the calendar month.

The Funds and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•

Fund holdings in any particular security can be made available to stock exchanges or regulators, and Fund holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Chief Counsel or above.

•	Fund portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information provided.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holding information to that third party is:

•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;
•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•

Any waiver to the policies and procedures must be approved in writing by an individual holding the title of Chief Investment Officer or Executive Vice President, Asset Management or above and approved by an individual holding the title of Vice President and Associate General Counsel or above.

On an annual basis, the respective Boards of the Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Command Financial Press; and Bloomberg L.P. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

In addition, occasionally the Funds and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Funds’ portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Also, State Street Bank and Trust Company, as the Funds’ custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Funds’ assets.

The Funds send summaries of their portfolio holdings to shareholders semi-annually as part of the Funds’ annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Life Funds, P.O. Box 4674, New York, NY 10164.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

B-20	Statement of Additional Information ■ TIAA-CREF Life Funds

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

The Board of Trustees oversees the Trust’s business affairs. The Board delegates the day-to-day management of the Funds to Advisors and its officers (see below). The Board meets periodically to review, among other things, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios.

TRUSTEES AND OFFICERS

The following tables include certain information about the trustees and officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years. The first table includes information about the Trust’s disinterested trustees and the second table includes information about the Trust’s officers. The first table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The Trust has no interested trustees.

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006); Partner (1990–2005) and Head of Global Product Management (2003–2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	61	Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee Member, Gulf of Maine Research Institute, The Boston Athenaeum, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.
Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	61	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.
Eugene Flood, Jr. c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	61	None
Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer (since September 2007) of Copper Rock Capital Partners, LLC (investment adviser). Formerly, Chief Operating Officer, DDJ Capital Management (2003–2006); and Executive Vice President (2000–2002); Senior Vice President (1995–2000); and Vice President (1992–1995), Fidelity Investments.	61	Member, Board of Directors of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	Acting Dean of Harvard Law School (since March 2009). James S. Reid, Jr. Professor of Law (since 2004), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	61	None
Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates (1997–2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993–1997).	61	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

TIAA-CREF Life Funds ■ Statement of Additional Information	B-21

DISINTERESTED TRUSTEES—continued

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	President and Chief Operating Officer of Arnhold & S. Bleichroeder Advisers Inc. (since February 2009); Principal and Founder BAM Consulting LLC (since 2003); and Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000–2001); and Chief Executive Officer (1995–2001); President (1991–2000); and Chief Operating Officer (1989–1995) of that firm.	61	Director, Prudential plc, and International Advisory Board, British-American Business Council.
James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term as Trustee. Trustee since 2006.	President and CEO, National Bureau of Economic Research (since 2008); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006) Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996), and Program Director, National Bureau of Economic Research (1990–2008).	61	Director, The Jeffrey Company and Jeflion Company (unregistered investment companies); and National Bureau of Economic Research.
Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term as Trustee; Chairman for term ending June 30, 2012. Chairman since February 2009. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); and Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	61	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust.
Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research (2001–2002) and Associate Director of Research (2000–2003), the Center for International Business Education and Research, University of Texas at Austin and Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).	61	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since July 2007.	Executive Vice President of Client Services of TIAA and of TIAA-CREF Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since August 2008); Executive Vice President of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007–2008); President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since July 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Formerly, Partner, Spyglass Investments (2002–2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Business of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997–2003).
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since March 2009.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since March 2009). Formerly, Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009), Special Advisor to the Chairman for International Derivatives (1995–1996), Securities and Exchange Commission; and Director, Division of Market Regulation (1993–1995), Securities and Exchange Commission.

B-22	Statement of Additional Information ■ TIAA-CREF Life Funds

OFFICERS—continued

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since February 2008.	Chief Compliance Officer of TIAA Separate Account VA-3 (since March 2008); and Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since February 2008). Formerly, Chief Compliance Officer of Advisors (February–July 2008); Managing Director/Director of Global Compliance, AIG Investments (2000–2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998–2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997–1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994–1997); and Enforcement Staff Attorney, U.S. Securities and Exchange Commission (1988–1994).
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2007.	President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007). Executive Vice President (since 1999) of TIAA, CREF and TIAA Separate Account VA-1 and Head of Asset Management (since 2006) of TIAA; Director of TPIS (since 2006) and Advisors (since 2004); President and Chief Executive Officer of Investment Management and Advisors, and Manager of Investment Management (since 2004); and Executive Vice President and Head of Asset Management of the TIAA-CREF Mutual Funds (2006–2007). Formerly, Manager of TIAA Realty Capital Management, LLC (2004–2006); and Chief Investment Officer of TIAA (2004–2006) and the TIAA-CREF Fund Complex (2003–2005).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Treasurer of CREF and TIAA Separate Account VA-1 (since August 2008); and Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and of TIAA Separate Account VA-1 (since April 2009). Formerly, Chief Financial Officer, Van Kampen Funds (2005–2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995–2005).
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003–2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001–2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993–2001).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President and Head of Risk Management	One-year term. Executive Vice President, Head of Risk Management since February 2009.	Executive Vice President, Head of Risk Management of TIAA and the TIAA-CREF Fund Complex (since February 2009). Formerly, Senior Managing Director, Acting Head of Risk Management of TIAA and the TIAA-CREF Fund Complex (2008–2009), Senior Managing Director, Chief Credit Risk Officer of TIAA and the TIAA-CREF Fund Complex (2004–2008); and Senior Vice President, Risk Management Department, Lehman Brothers (1996–2004).
William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since May 2008.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since May 2008). Formerly, Deputy General Counsel and Corporate Secretary, Bank of America (2005–2008); and Deputy General Counsel, Secretary and Corporate Governance Officer, The Gillette Company (2000–2005).
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director, TIAA-CREF Life (2003–2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998–1999).
Cara L. Schnaper TIAA-CREF 740 Third Avenue New York, NY 10017-3206 DOB: 2/13/54	Executive Vice President	One-year term. Executive Vice President since February 2008.	Executive Vice President, Technology and Operations of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since February 2008). Formerly, Principal, Market Resolve, LLC (2006–February 2008); and Head, Middle Office, Investment Banking (2000–2002), Head, Technology and Operations, Equities (1999–2000) and Chief Operating Officer Technology and Operations, Emerging Markets, Foreign Exchange and Commodities (1997–1999), JP Morgan Chase & Co.
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.	Executive Vice President, Institutional Development and Sales of TIAA and the TIAA-CREF Fund Complex (since August 2008); Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (2006–2008); and Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and the TIAA-CREF Fund Complex (2000–2005); and President and Chief Executive Officer, Horizon Mercy (1996–2000).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, Product Development and Management of TIAA (since August 2008); Executive Vice President, Institutional Client Services (2006–2008), Director of Tuition Financing and Manager of Services (April 2006); and President and CEO, TIAA-CREF Redwood, LLC (September 2006). Formerly, Senior Vice President, Pension Products (2003–2006) and Vice President, Support Services (1998–2003) of TIAA and the TIAA-CREF Fund Complex.

TIAA-CREF Life Funds ■ Statement of Additional Information	B-23

TRUSTEE AND OFFICER COMPENSATION

The following table shows the compensation received from the Trust and the TIAA-CREF Fund Complex by each non-officer trustee for the fiscal year ended December 31, 2008. The Trust’s officers have received no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of this chart, the TIAA-CREF Fund Complex consists of: CREF, the Funds, TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds) and TIAA Separate Account VA-1, each a registered investment company.

DISINTERESTED TRUSTEES

Name	Aggregate Compensation From Funds	Long Term Performance Compensation Contribution As Part of Fund Expenses	Total Compensation From TIAA-CREF Fund Complex
Forrest Berkley*	$566	$295	$219,000
Nancy A. Eckl	$537	$295	$211,500
Eugene Flood, Jr.	$546	$295	$214,000
Michael A. Forrester	$497	$295	$201,500
Howell E. Jackson	$635	$295	$236,500
Nancy L. Jacob	$859	$295	$293,595
Bridget A. Macaskill	$479	$295	$197,000
James M. Poterba*	$582	$295	$223,000
Maceo K. Sloan*	$772	$295	$271,500
Laura T. Starks	$723	$295	$259,000

*	This compensation, or a portion of it, was not actually paid based on prior election of Messrs. Berkley, Poterba and Sloan to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees described below. For the fiscal year ended December 31, 2008, Mr. Berkley deferred $144,000, Mr. Poterba deferred $32,500, and Mr. Sloan deferred $194,000, in total compensation (including interest) earned across the fund complex.

The Board has approved trustee compensation at the following currently effective rates: an annual retainer of $50,000; a Board and committee meeting fee of $2,500 ($1,000 per conference call meeting to review investment performance of the Funds); an annual long-term compensation contribution of $75,000; an annual committee chair fee of $10,000 ($15,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $25,000; and an annual Operations and Audit and Compliance Committee member fee of $5,000. The trustees also receive $2,500 per meeting for attending any shareholder meetings. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The compensa-

tion table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations:

(1)	An Audit and Compliance Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the Funds’ independent registered public accounting firm. The Audit and Compliance Committee has adopted a written charter that is available upon request. During the fiscal year ended December 31, 2008, the Audit and Compliance Committee held eight meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated the audit committee financial expert.

(2)	An Investment Committee, consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended December 31, 2008, the Investment Committee held five meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of

B-24	Statement of Additional Information ■ TIAA-CREF Life Funds

proxies of portfolio companies of the Trust and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2008, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)	An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended December 31, 2008, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Sloan (chair), Dr. Flood, Prof. Jackson, Dr. Jacob, Prof. Poterba and Ms. Eckl.

(5)	A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain Trust officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held six meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)	An Operations Committee, consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2008, the Operations Committee held seven meetings. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Life Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with Board approved guidelines developed and established by the Corporate Governance and Social Re-

sponsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms and consultants, various corporate governance-related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include: (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Trust, Advisors or Advisors’ affiliates), is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, the Trust has adopted special proxy voting policies for that Fund. Shares of the companies held in the Social Choice Equity Fund will be voted consistent with the social criteria (or screens) considered by the Fund in selecting companies for inclusion in its portfolio. In cases where Advisors is asked to vote on social matters that are not covered under the Fund’s screens, Advisors will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance. If the matter is not covered there, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

A record of all proxy votes cast for the Funds for the twelve-month period ended June 30, 2008, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the Funds’ proxy votes for the twelve-month period ended June 30, 2009, will become available in August 2009. At that time, shareholders will be able to obtain this record, free of charge, by following the same procedures

TIAA-CREF Life Funds ■ Statement of Additional Information	B-25

outlined above for obtaining a record of proxy votes cast by the other Funds.

PRINCIPAL HOLDERS OF SECURITIES

TIAA, a life insurance company organized under the laws of the State of New York and located at 730 Third Avenue, New York, NY 10017-3206, is the contributor of the initial capital for each of the Funds. As such, TIAA owned the following percentages of the shares of each Fund as of March 31, 2009:

Growth Equity Fund	0%
Growth & Income Fund	17%
International Equity Fund	25%
Large-Cap Value Fund	38%
Small-Cap Equity Fund	45%
Stock Index Fund	0%
Social Choice Equity Fund	34%
Real Estate Securities Fund	47%
Bond Fund	61%
Money Market Fund	0%

TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life Insurance Company that was organized as a unit investment trust under the laws of the State of New York. Its address is 730 Third Avenue, New York, NY 10017-3206. This separate account owned the following percentages of the shares of each Fund as of March 31, 2009:

Growth Equity Fund	91%
Growth & Income Fund	76%
International Equity Fund	65%
Large-Cap Value Fund	54%
Small-Cap Equity Fund	52%
Stock Index Fund	89%
Social Choice Equity Fund	62%
Real Estate Securities Fund	49%
Bond Fund	29%
Money Market Fund	68%

TIAA-CREF Life Separate Fund VLI-1 is a separate account of TIAA-CREF Life Insurance Company that was organized as a unit investment trust under the laws of the State of New York. Its address is 730 Third Avenue, New York, NY 10017-3206. This separate account owned 5.19% of the shares of Growth Equity Fund as of March 31, 2009.

Any person owning more than 25% of each Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. To the knowledge of the Funds, no other person owns beneficially or of record 5% or more of any of the Funds’ shares.

Because shares of the Funds cannot be owned directly by individuals, the current trustees and officers of the Funds, as a group, beneficially or of record own less than 1% of the shares of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

As explained in the Prospectus, investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Investment Committee and of the Board of Trustees. Advisors will perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, and related services for the assets of the Funds.

TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of TPIS, the principal underwriter for the Trust. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus.

For the Funds’ fiscal years ended December 31, 2006, 2007, and 2008, the table below reflects the total dollar amount of investment management fees paid to Advisors by each Fund:

	2006	2007	2008
Growth Equity Fund	$71,478	$82,507	$85,326
Growth & Income Fund	$125,456	$162,126	$159,769
International Equity Fund	$265,038	$409,917	$326,415
Large-Cap Value Fund	$133,614	$178,237	$134,350
Small-Cap Equity Fund	$52,746	$57,800	$44,797
Stock Index Fund	$95,284	$110,220	$91,610
Social Choice Equity Fund	$23,627	$26,688	$22,457
Real Estate Securities Fund	$212,810	$244,321	$161,829
Bond Fund	$68,547	$78,511	$90,036
Money Market Fund	$25,676	$46,091	$64,663

PERSONAL TRADING POLICY

The Trust and TPIS have adopted codes of ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally preclear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

B-26	Statement of Additional Information ■ TIAA-CREF Life Funds

INFORMATION ABOUT THE FUNDS’

PORTFOLIO MANAGEMENT TEAMS

STRUCTURE OF COMPENSATION FOR

PORTFOLIO MANAGERS

Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

Fixed-income portfolio management team members are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation are determined by performance ratings which are reflective of investment performance and peer reviews.

Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ Prospectus for more information regarding their benchmark indices. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The following chart includes information relating to the portfolio management team members listed in the Prospectus, such as other accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those accounts and the dollar range of equity securities owned in each of the Funds they manage, as of December 31, 2008, unless otherwise noted.

	Number of Other Accounts Managed		Total Assets in Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund[1]
Growth Equity Fund
Susan Hirsch	4	0	$9,178	$0	$0
Andrea Mitroff	2	0	$8,417	$0	$0
Growth & Income Fund
Susan Kempler	1	0	$924	$0	$0
William Riegel, CFA	2	0	$77,429	$0	$0
International Equity Fund
Shigemi (Amy) Hatta	1	0	$1,607	$0	$0
Christopher F. Semenuk	1	0	$1,607	$0	$0
Large-Cap Value Fund
Richard Cutler	2	0	$1,597	$0	$0
Athanasios (Tom) Kolefas, CFA	3	0	$11,248	$0	$0
Small-Cap Equity Fund
Adam Cao	2	0	$668	$0	$0
Michael S. Shing, CFA	2	0	$668	$0	$0
Stock Index Fund
Philip James (Jim) Campagna, CFA	16	0	$19,244	$0	$0
Anne Sapp, CFA	16	0	$19,244	$0	$0
Social Choice Equity Fund
Philip James (Jim) Campagna, CFA	16	0	$19,244	$0	$0
Anne Sapp, CFA	16	0	$19,244	$0	$0
Real Estate Securities Fund
David Copp	1	0	$393	$0	$0
Brendan W. Lee	1	0	$393	$0	$0
Saira Malik, CFA	2	0	$76,898	$0	$0
Bond Fund
Elizabeth (Lisa) D. Black, CFA	5	0	$18,200	$0	$0
John M. Cerra	6	0	$17,977	$0	$0
Money Market Fund
Michael F. Ferraro, CFA	2	0	$16,751	$0	$0
[1]

Because shares of the Funds are sold only in offerings to insurance company separate accounts, portfolio managers cannot directly own shares in the Funds. In order to own shares in the Funds, a portfolio management team member would need to own a variable life insurance policy or variable annuity contract.

TIAA-CREF Life Funds ■ Statement of Additional Information	B-27

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

Allocation of Investment Opportunities. Even where accounts have similar investment mandates as a Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as a Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines for trading priority with long sales of single securities generally having priority over short sales of the same or closely related securities.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has

B-28	Statement of Additional Information ■ TIAA-CREF Life Funds

a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

ADVISORS AND TIAA

Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2008, TIAA’s net assets were approximately $196 billion; the combined net assets for CREF and TIAA totaled approximately $335 billion.

CUSTODIAN AND FUND ACCOUNTING AGENT

State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive Quincy, MA 02171, acts as custodian for the Trust and Funds. As custodian, State Street is responsible for the safekeeping of the Fund’s portfolio securities. State Street also acts as fund accounting agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm of the Trust and audited the Funds’ financial statements for the fiscal year ended December 31, 2008.

HISTORY AND DESCRIPTION OF THE FUNDS

The Trust was organized as a Delaware statutory trust on August 13, 1998, and is registered with the SEC as an “open-end” management investment company. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the “Declaration”). A copy of the Trust’s Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.

INDEMNIFICATION OF SHAREHOLDERS

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of Trust’s business and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

INDEMNIFICATION OF TRUSTEES

The Declaration of Trust further provides that Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for a willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as none of the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than 75% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

TIAA-CREF Life Funds ■ Statement of Additional Information	B-29

With regard to matters for which the 1940 Act requires a shareholder vote, the separate account which issues the variable contracts funded by the Funds, as the legal owner of the shares of the Funds, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the separate account. Shares held by the separate account for which no instructions are received are generally voted by the separate account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate account prospectus, which accompanies this Prospectus, describing your contract and the separate account, for more information on your voting rights.

SHARES

The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.

ADDITIONAL FUNDS

Pursuant to the Declaration of Trust, the trustees may establish additional funds (technically, “series” of shares) in the Trust without shareholder approval. The establishment of additional funds does not affect the interests of current shareholders in the existing Funds.

PRICING OF SHARES

The assets of the Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund of the Fund’s net asset value. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADRs and futures contracts.

DEBT SECURITIES

Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing independent pricing services, except when it is believed the prices do not accurately reflect the security’s fair value.

Values for money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its

B-30	Statement of Additional Information ■ TIAA-CREF Life Funds

shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than  1/2 of one percent from $1.00 per share. In the event such deviation should exceed  1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if a Fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, a Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectus.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Fund, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions

TIAA-CREF Life Funds ■ Statement of Additional Information	B-31

negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

Research or services obtained for one Fund may be used by Advisors in managing other Funds and other investment company clients and advisory clients of Advisors. If such research or services are obtained for cash and not through the allocation of brokerage commissions, then the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Funds. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. If such research or services are obtained for cash, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the Trust.

The following table shows the aggregate amount of brokerage commissions paid by the Funds to firms that provided research services in fiscal year 2008. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Aggregate $ Amount of Commissions
Growth Equity Fund	$133,320.00
Growth & Income Fund	$152.927.00
International Equity Fund	$471,669.00
Large-Cap Value Fund	$218,549.00
Small-Cap Equity Fund	$277.00
Stock Index Fund	$713.00
Social Choice Equity Fund	$218.00
Real Estate Securities Fund	$127,905.00

The aggregate amount of brokerage commissions paid by the Funds for the fiscal years ended December 31, 2006, 2007 and 2008 was as follows:

Fund	2006	2007	2008
Growth Equity Fund	$53,796.50	$54,476.00	$139,068.00
Growth & Income Fund	$118,644.65	$86,904.00	$157,078.00
International Equity Fund	$346,782.56	$493,814.00	$511,463.00
Large-Cap Value Fund	$161,960.94	$183,496.00	$240,849.00
Small-Cap Equity Fund	$37,481.31	$24,985.00	$24,782.00
Stock Index Fund	$4,604.48	$6,469.00	$3,273.00
Social Choice Equity Fund	$714.76	$1,077.00	$555.00
Real Estate Securities Fund	$205,264.29	$187,379.00	$134,415.00

The increase in commissions paid in 2008 for the Growth Equity, Growth & Income, and Large-Cap Value Funds is primarily the result of increased turnover in portfolio holdings during 2008. Commissions increased from $54,476 in 2007 to

$139,068 in 2008 for the Growth Equity Fund, from $86,904 to $157,078 for the Growth & Income Fund, and from $183,496 to $240,849 for the Large-Cap Value Fund. The decrease in commissions paid in 2008 for the Stock Index Fund and the Real Estate Securities Fund is attributable to a decrease in turnover in portfolio holdings during 2008. Commissions decreased from $6,469 in 2007 to $3,273 in 2008 for the Stock Index Fund and from $187,379 to $134,415 for the Real Estate Securities Fund. The decrease in commissions paid in 2008 for the Social Choice Equity Fund (from $1,077 in 2007 to $555 in 2008) is primarily the result of variations in the commissions rates paid during 2008. Such commission rates vary based on the difficulty of trades executed.

During the fiscal year ended December 31, 2008, certain of the Funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of the each of the Fund’s aggregate holdings in the securities of those entities, as of December 31, 2008, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Parent	Holdings at (US$)
Growth Equity	Wells Fargo & Co	Wells Fargo & Co	259,040.76
	Lazard LTD-CL A	Lazard LTD-CL A	120,238.82
Growth & Income Fund	Wells Fargo & Co	Wells Fargo & Co	1,012,461.12
	JPMorgan Chase & Co	JPMorgan Chase & Co	764,444.85
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	308,192.28
	Bank Of America Corp	Bank Of America Corp	303,987.20
	Lazard LTD-CL A	Lazard LTD-CL A	235,332.62
	Citigroup Inc	Citigroup Inc	210,566.51
International Equity Fund	Morgan Stanley	Morgan Stanley	129,940.04
	Wells Fargo & Co	Wells Fargo & Co	2,947,145.08
	HSBC Holdings PLC	HSBC Holdings PLC	805,739.65
	Nomura Holdings Inc	Nomura Holdings Inc	12,867.07
Large-Cap Value	Wells Fargo & Co	Wells Fargo & Co	1,636,611.68
	JPMorgan Chase & Co	JPMorgan Chase & Co	981,465.84
	Bank Of America Corp	Bank Of America Corp	794,590.72
	UBS AG-REG	UBS AG-REG	316,444.70
	Morgan Stanley	Morgan Stanley	150,439.16
	Citigroup Inc	Citigroup Inc	149,854.43
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	138,483.99
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	40,705.08
Small-Cap Equity	Knight Capital Group Inc-A	Knight Capital Group Inc-A	100,614.50
	Piper Jaffray Cos	Piper Jaffray Cos	55,664.00
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	37,547.60

B-32	Statement of Additional Information ■ TIAA-CREF Life Funds

Fund	Broker	Parent	Holdings at (US$)
Stock Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	1,337,281.89
	Wells Fargo & Co	Wells Fargo & Co	1,272,179.92
	Bank Of America Corp	Bank Of America Corp	805,573.12
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	425,747.55
	Citigroup Inc	Citigroup Inc	418,301.40
	Morgan Stanley	Morgan Stanley	205,809.24
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	205,469.28
	Lazard LTD-CL A	Lazard LTD-CL A	22,751.10
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	20,119.86
	Knight Capital Group Inc-A	Knight Capital Group Inc-A	19,929.10
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	15,575.89
	Investment Technology Group	Investment Technology Group	10,269.44
	Piper Jaffray Cos	Piper Jaffray Cos	7,554.40
	Labranche & Co Inc	Labranche & Co Inc	2,874.00
	Thomas Weisel Partners Group	Thomas Weisel Partners Group	944.00
Social Choice Equity Fund	Wells Fargo & Co	Wells Fargo & Co	342,439.68
	Bank Of America Corp	Bank Of America Corp	211,847.68
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	141,184.47
	Lazard LTD-CL A	Lazard LTD-CL A	12,074.44
Real Estate Securities Fund	N/A	N/A	N/A

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

Fund	Broker	Parent	Holdings at (US$)
Growth Equity	N/A	N/A	N/A
Growth & Income Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	764,444.85
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	308,192.28
International Equity Fund	N/A	N/A	N/A
Large-Cap Value	Goldman Sachs Group Inc	Goldman Sachs Group Inc	138,483.99
Small-Cap Equity	N/A	N/A	N/A
Stock Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	425,747.55
Social Choice Equity Fund	N/A	N/A	N/A
Real Estate Securities Fund	N/A	N/A	N/A

DIRECTED BROKERAGE

In accordance with the 1940 Act, the Funds have adopted a policy prohibiting the Funds from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors personnel do not violate this policy of the Funds.

TAX STATUS

Although the TIAA-CREF Life Funds are organized as a Delaware statutory trust, the Funds will not be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each Fund qualifies as a “regulated investment company” (“RIC”) for federal income tax purposes and satisfies certain income source requirements of Delaware law. If the Funds so qualify and distribute all of their income and capital gains, they will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.

Each Fund has qualified and intends to continue to qualify as a RIC under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended. In general, to qualify as a RIC: (a) at least 90% of the gross income of the Fund for the taxable year must be derived from: (1) dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; and (2) net income derived from an investment in a “qualified publicly traded partnership;” (b) the Fund must distribute to its shareholders annually 90% of its ordinary income and net short-term capital gains and 90% of its tax exempt interest income (undistributed net income may be subject to tax at the Fund level); and (c) the Fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), the securities of two or more issuers (other than the securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC, the Fund will be subject to federal and possibly state and local corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of the Fund’s available earnings and profits. Owners of a variable annuity or other variable insurance contracts invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. This could also happen if the Fund fails to comply with the diversification requirements required of insurance company separate accounts under the Code.

Each Fund must declare and distribute dividends in an amount equal to at least the sum of (i) 98% of its ordinary income (as of the twelve months ended December 31), (ii) 98% of its capital gain net income (as of the twelve months ended October 31), and (iii) any income not distributed or taxed in prior years in order to avoid a federal excise tax. Each Fund intends

TIAA-CREF Life Funds ■ Statement of Additional Information	B-33

to make the required distributions, but they cannot guarantee that they will do so. Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the Internal Revenue Service (“IRS”) has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

This discussion of the tax treatment of the Funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Contract owners should consult their tax advisers to determine the tax treatment of their investment.

UNDERWRITER

The shares of the Funds are offered continuously by TPIS, which is registered with the SEC as a broker-dealer and is a member of FINRA. TPIS is the principal underwriter for shares of the Funds, although it is not obligated to sell any specific amount of shares of the Funds. No commissions are paid in connection with the distribution of the shares of the Funds. The principal business address of TPIS is 730 Third Avenue, New York, New York 10017-3206.

LEGAL MATTERS

All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Vice President and General Counsel of TIAA and CREF. Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

EXPERTS

The financial statements for the fiscal year ended December 31, 2008 incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

OTHER INFORMATION

This Statement of Additional Information and the Prospectus for the Funds do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which have been filed with the SEC, to which reference is hereby made.

FINANCIAL STATEMENTS

The audited financial statements of the Funds are incorporated herein by reference to the Trust’s report on Form N-CSR for the fiscal year ended December 31, 2008, which contains the Funds’ Annual Report. These financial statements have been filed with the SEC and the reports have been provided to separate account contractowners. The Funds will furnish you, without charge, another copy of the Annual Report on request.

B-34	Statement of Additional Information ■ TIAA-CREF Life Funds

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

B-35	I. Introduction: Historical Perspective
B-36	II. Shareholder Rights
B-36	III. Director Elections—Majority Voting
B-37	IV. The Board of Directors
B-37	V. Board Structure and Processes
B-37	A. Board Membership
B-38	B. Board Responsibilities
B-38	C. Board Operation and Organization
B-40	VI. Executive Compensation
B-41	A. Equity-Based Compensation
B-41	B. Perquisites
B-41	C. Supplemental Executive Retirement Plans
B-42	D. Executive Contracts

B-42	VII. TIAA-CREF Corporate Governance Program
B-42	A. Engagement Policy and Practices
B-42	B. Proxy Voting
B-42	C. Influencing Public Policy and Regulation
B-43	D. Divestment
B-43	VIII. International Governance
B-44	IX. Environmental and Social Issues
B-44	X. Securities Lending Policy
B-45	APPENDIX A: Proxy Voting Guidelines
B-45	Guidelines for Board-Related Issues
B-45	Guidelines for Other Governance Issues
B-46	Guidelines for Compensation Issues
B-47	Guidelines for Environmental and Social Issues

I. Introduction; Historical Perspective

The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account invests only in companies that meet specified environmental, social and governance criteria.

In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

TIAA-CREF recognizes that corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy

TIAA-CREF Life Funds ■ Statement of Additional Information	B-35

voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.	Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.	One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.
4.	Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.	Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.	Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.	Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.	State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

9.	Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections—Majority Voting

As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

B-36	Statement of Additional Information ■ TIAA-CREF Life Funds

TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

The TIAA and CREF boards have adopted the following policy on director elections:

TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.	Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

*	Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors” on Page 45). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

A. Board Membership

1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

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5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

B. Board Responsibilities

1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

C. Board Operation and Organization

1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways

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to strengthen director performance, including individual director evaluations.

5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

Committee Structure. Under existing regulations, boards are required to establish three standing committees—an audit committee, a compensation committee and a nominating/governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

Each committee should have the power to hire independent experts and advisers.

Each committee should report to the full board on the issues and decisions for which it is responsible.

Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole

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authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice. The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and
•	Disclosure of these matters to shareholders.

VI. Executive Compensation

As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.	Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.	In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.	Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative

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analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.	Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

A. Equity-Based Compensation

Oversight of Equity-Based Plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

Composition of Equity-Based Plans

In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.	Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.	Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.	When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.	Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.	Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.	Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

B. Perquisites

When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of  compensation.

C. Supplemental Executive Retirement Plans

Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be

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sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.	Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

D. Executive Contracts

Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

VII. TIAA-CREF Corporate Governance Program

TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

A. Engagement Policy and Practices

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

B. Proxy Voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement, are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

C. Influencing Public Policy and Regulation

1.	TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.	TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to

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educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

D. Divestment

TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from our accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

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•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities—acting as responsible owners while maximizing value—can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict—whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

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APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

Policy Governing Votes on Directors:

TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Majority Vote for the Election of Directors:

General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Proxy Access Proposals:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

Reimbursement of Expenses for Dissident Shareholder Nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Annual Election of Directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative Voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

Ratification of Auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority Vote Requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-Class Common Stock and Unequal Voting Rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

TIAA-CREF Life Funds ■ Statement of Additional Information	B-45

Antitakeover Devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

Equity-Based Compensation Plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•	Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants.

Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Performance-Based Equity Compensation:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

B-46	Statement of Additional Information ■ TIAA-CREF Life Funds

Advisory Vote on Compensation Disclosure:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

Limits on Executive Compensation:

General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

Clawback Policies:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

Golden Parachutes:

General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

Supplemental Executive Retirement Plans:

General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Environment

Global Warming and Climate Change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

Use of Natural Resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

Impact on Community:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

Human Rights

Human Rights Code of Conduct and Global Labor Standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Community

Corporate Response to Global Health Risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

Corporate Political Influence:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

Corporate Philanthropy:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

TIAA-CREF Life Funds ■ Statement of Additional Information	B-47

Diversity

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

Product Responsibility

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Tobacco

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability.

B-48	Statement of Additional Information ■ TIAA-CREF Life Funds

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730 Third Avenue

New York, NY 10017-3206

A11834 (5/09)

PART C: OTHER INFORMATION

Item 23. Exhibits

(a)	(1) Amended and Restated Declaration of Trust, dated as of August 13, 1998.(1)

(2) Amendment to Declaration of Trust dated November 12, 1998

(3) Instrument dated May 22, 2002 Amending Declaration of Trust to add Large-Cap Value, Small-Cap Equity, and Real Estate Securities Funds as series of the Trust.(3)

(4) Amendment to Declaration of Trust dated as of October 2, 2006.(8)

(b)	N/A

(c)	N/A

(d)	(1) Investment Management Agreement for Registrant by and between Registrant and Teachers Advisors, Inc. (“Advisors”), dated as of November 30, 1998 (the “Investment Management Agreement”).(1)

(2) Amendment to the Investment Management Agreement, dated February 29, 2000

(3) Amendment to the Investment Management Agreement, dated September 3, 2002.(3)

(4) Amendment to the Investment Management Agreement, dated as of May 1, 2003.(4)

(e)	(1) Participation/Distribution Agreement between Registrant, TIAA-CREF Life Insurance Company (“TC Life”) and Teachers Personal Investors Services, Inc. (“TPIS”), dated as of November 20, 1998.(1)

(2) Amendment to Participation/Distribution Agreement between Registrant, TC Life and TPIS, dated as of October 19, 2004.(6)

(3) Amendment to Participation/Distribution Agreement between Registrant, TC Life and TPIS, dated as of September 15, 2005.(7)

(4) Shareholder Information Agreement between TC Life and TPIS dated as of April 2, 2007.(8)

(f)	(1) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and Registrant Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended.(5)

(2) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and Registrant Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended.(5)

(3) TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation

Plan (10)

(4) TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan(10)

(g)	Master Custodian Agreement dated November 20, 2007 between Registrant, State Street Bank and Trust Company (“State Street”) and certain other parties thereto. (10)

(h)	Investment Accounting Agreement dated November 20, 2007 between Registrant, State Street and certain other parties thereto.(10)

(i)	Opinion and Consent of Jonathan Feigelson, Esq.*

(j)	(1) Consent of Dechert LLP*

(2) Consent of PricewaterhouseCoopers LLP*

(k)	Omitted Financial Statements.(9)

(l)	(1) Seed Money Agreements, dated November 30, 1998 and February 29, 2000.(2)

(2) Seed Money Agreement, dated as of August 1, 2002.(3)

(m)	N/A

(n)	N/A

(p)	Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities).(6)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on December 9, 1998.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on March 28, 2000.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on October 25, 2002.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 29, 2003.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 30, 2004.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on May 2, 2005.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 13 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on May 1, 2006.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 14 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 23, 2007.

(9)	Incorporated herein by reference to the Form N-CSR of the Registrant as filed with the Commission on March 7, 2008.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 21, 2008.
*	Filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF Funds, each of which has Teachers Advisors, or an affiliate, as its investment adviser. In addition, the Registrant and the other TIAA-CREF Funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF Funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 25. Indemnification

As a Delaware statutory trust, Registrant's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the “Declaration of Trust”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Statutory Trust Act (the DSTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

Teachers Advisors also provides investment management services to TIAA-CREF Funds, TIAA Separate Account VA-1 and certain unregistered funds. The directors of Teachers Advisors are Scott C. Evans, Steven Gruppo, Georganne C. Proctor, Brian Bohaty and Jamie DePeau , who are also Managers of TIAA-CREF Investment Management, LLC, which is a wholly owned subsidiary of TIAA and a registered investment adviser.

Item 27. Principal Underwriters

Teachers Personal Investors Services, Inc. (“TPIS”) may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant, and at the offices of the Registrant’s custodian and fund accounting agent, State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918 and CitiStorage, 5 North 11th Street, Brooklyn, NY 11211 and File Vault, 839 Exchange Street, Charlotte, NC 28208.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 23 day of April, 2009.

TIAA-CREF LIFE FUNDS

By:	/s/ Scott C. Evans
Name:	Scott C. Evans
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Scott C. Evans Scott C. Evans	President (Principal Executive Officer)	April 23, 2009

/s/ Phillip G.Goff Phillip G. Goff	Principal Financial Officer, Principal Accounting Officer and Treasurer (Principal Financial and Accounting Officer)	April 23, 2009

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

* Nancy A. Eckl	April 23, 2009	* Nancy L. Jacob	April 23, 2009

* Forrest Berkley	April 23, 2009	* Bridget A. Macaskill	April 23, 2009

* Eugene Flood, Jr.	April 23, 2009	* James M. Poterba	April 23, 2009

* Michael A. Forrester	April 23, 2009	* Maceo K. Sloan	April 23, 2009

* Howell E. Jackson	April 23, 2009	* Laura T. Starks	April 23, 2009

/s/ Stewart P. Greene Stewart P. Greene as attorney-in-fact	April 23, 2009

*	Signed by Stewart P. Greene pursuant to powers of attorney previously filed with the SEC.

Exhibit List

a(2)	Amendment to Declaration of Trust dated November 12, 1998

d(2)	Amendment to the Investment Management Agreement, dated February 29, 2000

(i)	Opinion and Consent of Jonathan Feigelson, Esq.

(j)(1)	Consent of Dechert LLP

(j)(2)	Consent of PricewaterhouseCoopers LLP